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                                                                  EXHIBIT 10.24

                     JOINT DEVELOPMENT AND LICENSE AGREEMENT
            CONCERNING EDA SOFTWARE AND RELATED INTELLECTUAL PROPERTY

                                     BETWEEN

                                 SYNOPSYS, INC.

                                       AND

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

This Joint Development and Licensing Agreement Concerning Electronic Design Automation ("EDA") Software and Related Intellectual Property (the "Agreement") is entered into as of this January 1, 1996, ("Effective Date") by and between International Business Machines Corporation, a New York corporation, having an office at 1580 Route 52, Hopewell Junction, New York 12533 ("IBM"), and Synopsys, Inc., a Delaware corporation, with its principal place of business at 700 East Middlefield Road, Mountain View, California 94043-4033 ("Synopsys").

                                    RECITALS

A. Synopsys and IBM would like to jointly develop new EDA tools, based initially on the IBM EDA Base Products (as hereinafter defined) and certain Synopsys technology. The goals and objectives of the parties, as well as the terms and conditions governing this joint development and licensing arrangement, are set forth in this Agreement.

B. As a result of this Agreement, IBM and Synopsys anticipate being able to develop EDA tools sooner, with less development expense and lower risk, than would otherwise have been possible, with resulting significant benefits to the parties, their customers and the industry.

                                    AGREEMENT

1.0      DEFINITIONS

1.1 "ALLIANCE" means a joint semiconductor design or development undertaking which IBM deems to be strategic to its business involving IBM and one or more third parties. Somerset (as hereinafter defined) is an Alliance.


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1.2      "ALPHA RELEASE" means a preliminary version of a Joint Product (as hereinafter defined) that has been tested by the Joint Development Team (as hereinafter defined) and is released for initial testing at IBM and Synopsys sites with their respective third-party customers, which customers include ASIC Vendors other than IBM. The Joint Development Team will provide direct support for Alpha Releases.

1.3 "ANNUAL JOINT DEVELOPMENT PLAN" means a detailed work scope and work plan for developing the Joint Products and NGSS as determined by the Joint Development Team (as hereinafter defined) each year in the fourth quarter for the subsequent year, during the term of this Agreement. The Annual Joint Product Development Plan will include, at a minimum, specifications for any new release of each Joint Product and NGSS, allocation of development responsibilities, any deliverable to be provided by either party sufficient to determine milestone payments under the Promissory Note (as hereinafter defined), and a schedule for delivery of any such deliverable.

1.4      "ASIC" means application specific integrated circuit.

1.5 "ASIC VENDOR" means any developer, manufacturer or distributor of ASICs.

1.6 "BEST EFFORTS" means an obligation to pursue all reasonable means consistent with the total applicable capabilities of the party owing such obligation.

1.7 "BETA RELEASE" means a version of a Joint Product subsequent to the Alpha Release, ready to be field tested by customers at customers' sites.

1.8 "CHANGE OF CONTROL" means an event that will be deemed to have occurred if (1) there shall be consummated (a) any consolidation or merger of a party in which such party is not the continuing or surviving corporation, or pursuant to which shares of such party's common stock would be converted into cash, securities or other property, other than a merger of such party in which the holders of such party's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series or related transactions) of all or substantially all the assets of such party; or (2) the stockholders of a party shall approve any plan or proposal for the liquidation or dissolution of such party; or (3) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934 (the "Exchange Act")) other than a party or any employee benefit plans sponsored by such party, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange
         Act) of securities of the company representing thirty-seven percent (37%) or more (in the case where such acquiring person meets the criteria (i) or (ii) of Section 8.5.3.2(a)), or fifty percent (50%) or more (in the case of any other person) of voting securities having the voting power of such party's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, or otherwise, or (4) at any time during a period of twelve


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         (12) consecutive months, individuals who at the beginning of such period of twelve (12) consecutive months, constituted the Board of Directors of a party shall cease for any reason to constitute at least a majority thereof, unless the election of, or the nomination for election by such party's stockholders of each new director during such twelve-month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such twelve (12) month period.

1.9 "CODE" means software for execution by a computer which consists of both Source Code and Object Code.

         (a) "Object Code" shall mean Code, other than Source Code, substantially or entirely in the binary form, which is directly executable by a computer after suitable processing, but without the intervening steps of compilation or assembly.

         (b) "Source Code" shall mean Code, other than Object Code, and related system and design Documentation, including, but not limited to, programmers' comments and the like which may be printed out or displayed in a form readable and understandable by a programmer of ordinary skill. As used in this Agreement, "Source Code" also includes, but is not limited to, any software tool or similar material that is reasonably necessary to use, modify, and understand and test Source Code and that is not generally available from third party vendors.

1.10 "CONFIDENTIALITY DISCLOSURE AGREEMENT" means the agreement governing confidentiality between IBM and Synopsys dated November 30, 1995.

1.11 "COMPLEMENTARY PRODUCT" means a computer software program licensed by Synopsys to its Joint Product or NGSS licensees, provided that: (a) such product is typically sold as part of a written proposal to a Synopsys customer consisting of Joint Products or NGSS, and Complementary Products, (b) such product is typically invoiced to a Synopsys customer together with Joint Products or NGSS, and (c) the total sales in any calendar year of Complementary Products does not exceed sixty percent (60%) of the total revenue from Joint Products and NGSS in such calendar year.

1.12 "DEFECT" includes, but is not limited to, any occurrence in the Documentation that renders it inaccurate or unreliable.

1.13 "DESIGN COMPILER" means a Synopsys EDA software product that performs logic synthesis.

1.14 "DESIGN PLANNER" means a Joint Product that performs physical design planning and analysis for integrated circuits. The initial specification of Design Planner is attached to this Agreement as Exhibit A-1.

1.15 "DOCUMENTATION" means any user manual or other written material that relates to Code, including, but not limited to, material useful for design (for example: logic manuals, flow

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         charts, and principles of operation), and machine-readable text or any graphic file subject to display or printout.

1.16 "EDA FIELD OF USE" means technology related to the transfer of functional specifications of systems into information necessary and sufficient to specify and test integrated circuits.

1.17 "ENHANCED DESIGN COMPILER" means a version of Design Compiler that is developed during the term of this Agreement and which is enhanced by incorporation of any Code, feature or function contained in BooleDozer which Code, feature or function was not part of Design Compiler prior to the Effective Date.

1.18 "ERROR" means an occurrence in the Code that: (a) causes such Code not to operate in accordance with an applicable specification or testing requirement provided in this Agreement or otherwise made generally commercially available by the developing party; (b) causes system failure; (c) causes a serious degradation of performance; (d) causes such Code to fail to integrate in a simple, complex or networked environment; (e) causes an incorrect result, or (f) causes an incorrect function to occur.

1.19 "HARMFUL CODE" means any Code that is constructed with the ability to damage, interfere with or otherwise adversely affect any computer-program, data file or hardware without the consent or intent of the computer user. This definition includes, but is not limited to, any self-replicating or self-propagating programming instruction commonly called a "virus" or "worm."

1.20 "IBM DESIGN CENTER" means a third party under contract with IBM which party supports or enables design work performed by an IBM ASIC customer to render such ASIC customer's design suitable for volume production. An IBM Design Center performs design flow or design kit support for an IBM ASIC customer, which consists of training on the IBM ASIC design flow or design kit, reproducing bugs in such design flow or design kit, or answering questions about the design flow or design kit. The list of IBM Design Centers identified in Exhibit E may be updated with additional IBM Design Centers from time to time upon written notice from IBM to Synopsys.

1.21     [ * * * ].

1.22     [ * * * ].


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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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1.23     "INFORMATION" means such Synopsys or IBM information in visual, oral, written or other tangible form (including, but not limited to, information recorded in a medium such as a tape or disk, or inherently disclosed in a sample), as may be disclosed under either the Confidentiality Disclosure Agreement or this Agreement by one party to the other, or as may be created by one or both parties pursuant either to the Confidentiality Disclosure Agreement or this Agreement.

1.24 "INVENTION" means any discovery or improvement, conceived or first reduced to practice during the term of this Agreement in the performance of this Agreement, solely or jointly by one or more employees of Synopsys, or solely or jointly by one or more employees of IBM.

1.25 "JOINT INVENTION" means an Invention conceived or first reduced to practice by one or more employees of one party jointly with one or more employees of the other party.

1.26     [ * * * ].


1.27 "JOINT PRODUCT INFORMATION" means Information generated by the Joint Development Team, relating to any specific result of the parties' partial or completed development work relating to a Joint Product. Joint Product Information shall include, but not be limited to, the following: any tool specification, design Information, Code, Documentation, specification, quality Information, or reliability Information for any Joint Product.

1.28 "MAJOR RELEASE OF A JOINT PRODUCT" means a new release of a Joint Product other than an Error correction, that improves function, adds new function, significantly improves performance, or significantly impacts design flow or any library and is made generally commercially available. The parties anticipate that Major Releases of a Joint Product will not occur any more frequently than one (1) time every eight (8) months during the term of this Agreement.

1.29 "MINOR RELEASE OF A JOINT PRODUCT" means a new release of a Joint Product that primarily provides Error correction, but may incidentally also improve function, add new function or improve performance. Minor Releases have no significant impact on design flow or on any library.



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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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1.30     "NET REVENUE" means revenue recognized by Synopsys under generally accepted accounting principles (hereinafter "GAAP"), including, but not limited to, advances, with respect to any transaction for which Synopsys receives such revenue, for any distribution or use of any Joint Product or NGSS, or any portion thereof, to or by a third party after deduction, as applicable to such transaction, of: (a) any discount, rebate, credit for return and allowance for any non-conforming product, and (b) any charge for freight, insurance or packing, and sales, use, value-added or other tax or duty, and any revenue for maintenance or support services provided by Synopsys for any Joint Product or NGSS. If a Joint Product or NGSS is combined with any other product for a single license fee, the Net Revenue attributable to the Joint Product or NGSS will be determined by prorating the revenue for the license according to the suggested retail prices for the components of the compilation. In the event that any component does not carry a suggested retail price, the single combined license fee for the component and Joint Product or NGSS will constitute Net Revenue. Foreign income will be included in revenue when such income is received by Synopsys or when credited to Synopsys' account. Foreign income will be calculated at the exchange rate in effect at the time when such revenue is received by Synopsys. Any discount, loss, costs or expense of transmittal and conversion of such foreign income into United States currency may be deducted from such revenue in calculating Net Revenue. Synopsys will immediately notify IBM when any foreign income is not immediately liquid. If IBM requests, and if legally permissible, Synopsys will deposit in a bank account designated by IBM in any foreign country where funds are blocked, that share of such blocked funds to which IBM is entitled.


1.31     [ * * * ].


1.32 "NGSS INFORMATION" means Information generated by the Joint Development Team relating to any specific result of the parties' partial or completed development work relating to NGSS. NGSS Information shall include, but is not limited to, any tool specification, design Information, Code, Documentation, specification, or quality or reliability Information for any NGSS.


1.33     [ * * * ].


1.34 "PROMISSORY NOTE" means the four (4) promissory notes in favor of IBM executed by the parties concurrently with this Agreement and attached to this Agreement as Exhibit B. There will be a separate promissory note for each Joint Product and NGSS.



* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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1.35     "SOMERSET" means the technology alliance between IBM, Motorola,
         Incorporated ("Motorola") and Apple Computer, Incorporated ("Apple") for the design and development of PowerPC microprocessors and other technology.

1.36 "STATIC TIMING" means a Joint Product that estimates delays in integrated circuits being designed. The initial specification for Static Timing is attached to this Agreement as Exhibit A-2.

1.37     "SUBSIDIARY" means a corporation, company or other entity:

         (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or

         (b) which does not have outstanding shares or securities, as may be the case -in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.38 "SYNOPSYS EDA BASE PRODUCT" shall mean any Synopsys EDA software product, as it exists as of the Effective Date, that are to be utilized by the parties in the development of the Joint Products or NGSS.


1.39     [ * * * ].


1.40 "TEST" is a Joint Product. The initial specification for Test is attached to this Agreement as Exhibit A-3.



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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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2.0     DEVELOPMENT OF JOINT PRODUCTS AND NGSS; PRIORITY SETTING AND
        RELATIONSHIP TO IBM ASIC ORGANIZATION

2.1 Development Objectives. Synopsys and MM each agree to develop the Joint Products and NGSS jointly and cooperatively with one another, and to perform their respective development obligations in conformance with each Annual Joint Development Plan. All Annual Joint Development Plans will be created pursuant to Section 3.0 below by the Joint Development Team, and will be designed to achieve both the common and individual objectives of the parties. [ * * * ]. In case of a conflict with respect to the individual objectives of the parties, the parties agree to work together, pursuant to Section 3.0 below, and to establish a mutually agreeable resolution based on the course of action best calculated to achieve the parties' common objectives. In case of a deadlock, the parties agree to utilize the dispute resolution procedure outlined in
        Section 3.3 below.


2.2 Common Objectives. The parties specifically agree that their common primary objective in developing the Joint Products and NGSS is to produce sophisticated and advanced, commercially viable EDA software tools capable of supporting the design and testing of integrated circuits with one million (1,000,000) gates or more. The parties recognize that, to the extent that their individual objectives may diverge, the Annual Joint Development Plans must be focused on the common objectives, keeping in mind the needs of both IBM's ASIC customers and Synopsys' EDA software tool customers including, but not limited to, ASIC Vendors other than IBM. [ * * * ]. The parties' joint development efforts will be directed at creating Joint Products and NGSS that reduce integrated circuit design time, and thereby reduce a customer's time to market, by improving accuracy, increasing density, improving quality of results and improving application performance. The parties will strive to develop Joint Products and NGSS that are successful commercial products that are extensible, modular, high-capacity, high performance and that will interoperate with other leading EDA software tools from other EDA tool vendors.


2.3 Hardware Development Platform. The parties agree to develop, at least in part, the Joint Products and NGSS on IBM workstations or servers running IBM operating systems, including, but not limited to, AIX. Synopsys will support the Joint Products and NGSS on IBM platforms (e.g., workstations and servers running IBM-supported operating systems, such as AIX) [ * * * ]. Such support shall consist of releasing the Joint Products and NGSS on equivalent schedules therewith and providing the Joint Products and NGSS with equivalent




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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.




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         functionality and ease-of-use; provided that Synopsys' obligation to do so is dependent upon: (i) IBM's loaning Synopsys the needed hardware platforms as described below, and (ii) IBM's platforms having the functionality needed to achieve these commitments. To enable Synopsys to conduct such development, IBM will loan Synopsys a quantity of IBM workstations that will be mutually agreed upon by the parties, in writing, periodically throughout the term of this Agreement, at no charge to Synopsys, under a separate IBM Equipment and Program Loan Agreement attached to this Agreement as Exhibit C. [ * * * ].


2.4 Joint Product and NGSS Development. IBM and Synopsys will work together to develop the Joint Products and NGSS in accordance with Exhibit A and the Annual Joint Development Plans. The of IBM resources that will be provided by IBM for the development of NGSS is contained in Exhibit A-4.

2.5 IBM Access to Pre-Alpha and Alpha Release Versions of the Joint Products. [ * * * ] The policies and procedures set forth below shall be subject to modification by written agreement of the parties.

         2.5.1     Pre-Alpha Releases of Joint Products. [ * * * ].

         2.5.2     Alpha Release of Joint Products. [ * * * ].



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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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         [ * * * ].


2.6 Beta Release. The Product R&D Team for each Joint Product and NGSS, as well as field engineers from each party, will provide direct support for the Beta Release of the Joint Products and NGSS.

2.7 Development Information. The parties will provide each other, during development, with continuous on-line access to Source Code of the Joint Products and NGSS. IBM will provide Synopsys with a tape containing Source Code of the IBM EDA Base Products to permit Synopsys to develop Joint Products and NGSS.

2.8 Direction of Development Effort. Each party will perform its own development obligations hereunder, and will organize its efforts to complete all development projects efficiently, with adequate resources, and in a timely manner.

2.9 Cooperation and Assistance. Synopsys and IBM will provide each other with the such training, promotional materials and technical assistance as is necessary for successfully developing, testing and marketing the Joint Products and NGSS.

3.0      CONDUCT OF DEVELOPMENT ACTIVITIES

3.1 Joint Development Team. On the Effective Date, the parties will create a team framework (the "Joint Development Team") in which to conduct the joint development activities. The Joint Development Team will consist of the following:

         3.1.1    the Sponsoring Executives of each party,

         3.1.2    Steering Team,

         3.1.3    Alliance Management Team, and

         3.1.4    Product R&D Teams.



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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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3.2      Sponsoring Executives. The Sponsoring Executives under this Agreement will be:

         3.2.1 for IBM: IBM's Vice President and General Manager, Microprocessors and ASIC Products, or his/her designee, and

         3.2.2 for Synopsys: Synopsys' Chief Executive Officer or his/her designee.

3.3 Composition of Steering Team. The Steering Team shall consist of one executive level representative from each party.

         3.3.1    The Steering Team members will:

                  (i) review the objectives and direction of the development activities, and will be the approval authority for the Annual Joint Development Plans;

                  (ii) oversee the joint development effort and review its progress on a regular basis; and

                  (iii)    pursue the parties' objectives as set forth in
                           Section 2.0 of this Agreement and in Exhibits A, A-1, A-2, A-3 & A-4 of this Agreement.

         3.3.2    On the Effective Date, the Steering Team will be:

                  (i)      for IBM: Dr. John Darringer, Director of EDA, and

                  (ii)     for Synopsys: Dr. Chi-Foon Chan

         3.3.3 The Steering Team shall conduct regular meetings, to be conducted at least quarterly. Each such meeting shall be convened after prior written notice has been provided to each member, unless otherwise agreed in writing by both parties. Each such notice shall set out the agenda for the meeting in sufficient detail to allow each party to prepare adequately therefor. Meetings of the Steering Team may be held in person, by teleconference, or by videoconference.

                  The Steering Team representative requesting the meeting shall record detailed minutes of the technical aspects of such meeting except upon written agreement otherwise.

         3.3.4 All decisions of the Steering Team with respect to the Joint Products and NGSS must be unanimous, subject to Section 3.3.5 of this Agreement.

         3.3.5 In the event of a deadlock regarding any Steering Team decision-making, either party shall have the option to refer the deadlocked matter to the Sponsoring Executives for resolution. In addition to the responsibilities listed in
                  Section 3.3.1


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                  to this Agreement, the Steering Team and Sponsoring Executives
                  Will attempt to resolve any disputes between Synopsys and IBM arising out of or in connection with this Agreement, and any dispute giving rise to a notice of default or notice of intention to terminate for default. Prior to submitting any such disputes to the Steering Team, however, such dispute will be fully discussed by the Product R&D Team involved in such dispute and the Alliance Management Team to attempt to achieve its prompt resolution. If the Alliance Management Team is unable to resolve such dispute by mutual written agreement, such dispute will be submitted to Steering Team for resolution. The Steering Team, together with the Alliance Management Team will meet and fully discuss such dispute in an attempt to achieve its prompt resolution. In the event that such dispute is not promptly resolved by the mutual written agreement of the Steering Team, the dispute will be submitted to the Sponsoring Executives. The Sponsoring Executives shall then meet and fully discuss such dispute in an attempt to achieve its prompt resolution. With respect to the Joint Products, if such dispute is not promptly resolved by the mutual written agreement of the Sponsoring Executives within thirty (30) days from the date of the first written notice by the party invoking the dispute escalation procedure, the matter shall be tabled and shall not be subject to reconsideration except upon mutual agreement of the parties, and with respect to NGSS, the Sponsoring Executive from Synopsys shall make the final decision to resolve any dispute
                  [ * * * ]. Provided, however, at the end of the foregoing dispute resolution or decision-making steps, IBM and Synopsys will then be free to seek any of the remedies available under this Agreement and, such remedies proving inadequate, IBM and Synopsys will then be free to pursue any remedies available at law or in equity in accordance with the terms and conditions of this Agreement.

3.4 The Alliance Management Team. The Alliance Management Team shall be comprised of one member from IBM and one member from Synopsys, appointed by each party's, respective representative on the Steering Team. The Alliance Management Team's sole responsibility under this Agreement will be to focus on the joint development efforts. The Alliance Management Team's primary focus will be on the success of this Agreement; specifically, the Alliance Management Team's areas of responsibility will consist of:

         3.4.1 management of the relationship between the parties and attempting to resolve any conflict;

         3.4.2 organization and coordination of the parties' joint development effort, including, but not limited to, management of the resources dedicated to the effort;

         3.4.3 coordination of the overall strategy for the joint development effort; and



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       treatment filed with the Securities and Exchange Commission. Omitted
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         3.4.4    coordination of the development and implementation of the
                  Annual Joint Development Plan.

3.5 New Members. Each party may change its representatives on the Steering Team or the Alliance Management Team by written notice to the other party.

3.6 Product Research and Development ("R&D") Teams. A Product R&D Team will be established for each Joint Product, as well as for NGSS. Each Product R&D Team will have a single manager from either IBM or Synopsys who is appointed by the mutual written agreement of the Steering Team and who will direct the efforts of both parties with respect to the Joint Product or NGSS. The Product R&D Team for NGSS will have a manager from Synopsys. The objective is to have the management of the teams be balanced between the parties, with the general target being that two (2) of the four (4) teams are managed by an IBM representative and two (2) of the four (4) teams are managed by a Synopsys representative.

         The Product R&D Teams will be responsible for annually establishing an Annual Joint Development Plan, as well as a two-year product plan and a three-year vision statement. The annual review process shall be conducted as follows:

         3.6.1 Within ninety (90) days prior to each year anniversary of the Effective Date, the Product R&D Teams for each of [ * * * ] will meet and develop the Annual Joint Development Plan. The Alliance Management Team will review the Annual Joint Development Plan and submit it to the Steering Team for approval.

         3.6.2 Any issue relating to an Annual Joint Development Plan that cannot be resolved by the Alliance Management Team before thirty (30) days prior to the upcoming anniversary of the Effective Date shall be submitted to the Steering Team for resolution in accordance with the terms and conditions of Sections 3.3.5 of this Agreement.


         During the term of this Agreement, other than with respect to an Alliance, should IBM wish [ * * * ] should Synopsys wish to develop [ * * * ] the Product R&D Team for that product will decide whether to incorporate such [ * * * ] to make such [ * * * ] part of the [ * * * ]. Should the Product R&D Team decline to do so,
         [ * * * ].




* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 13 of 39
                                                                IBM Confidential

3.7 Joint Methodology Team. To help achieve the common objectives which implicate methodology, the parties will establish a Joint Methodology Team consisting of [ * * * ]. The Joint Methodology Team will be responsible for gathering requirements for [ * * * ], requesting development priorities, ensuring that [ * * * ] are consistent with the mutually agreed upon design methodology and providing early
         [ * * * ]. The most important common objective that will direct the decisions and actions taken by the Joint Methodology Team will be [ * * * ].


4.0      OWNERSHIP AND LICENSES

4.1 Ownership. The ownership of the intellectual property of each party relevant to the present Agreement shall be as follows:

         4.1.1 Each party shall retain full ownership rights to its pre-existing intellectual property or independently developed intellectual property (i.e. intellectual property developed separate from the product development activities of this Agreement) that is incorporated into Joint Product Information, NGSS Information or Enhanced Design Compiler.

         4.1.2    As to the Joint Products and NGSS:

                  4.1.2.1 Any Invention made by one party shall be owned by that party, subject to the patent license granted to the other party elsewhere in this Section 4.0. Any Joint Invention shall be jointly owned, title to all patents issued thereon shall be joint, all expenses incurred in obtaining and maintaining such patents, except as provided hereinafter, shall be jointly shared, and the parties shall have the unrestricted right to license Subsidiaries (who may correspondingly sublicense Subsidiaries) and third parties thereunder without accounting. In the event that either party elects not to seek patent protection for any Joint Invention in any particular country, or not to share equally in the expense thereof with the other, the other party shall have the right to seek or maintain such protection at its own expense in such country and shall have full control over the prosecution and maintenance thereof even though title to any patent issuing therefrom shall be joint without accounting.

                  4.1.2.2 Other than any Invention or Joint Invention as set forth above, the Joint Products shall be jointly owned by the parties, and NGSS shall be solely owned by Synopsys. All right, title, and interest in and to the Joint


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 14 of 39
                                                                IBM Confidential

                           Products shall be jointly held, and such ownership rights shall be exercised without accounting other than as set forth in Section 7.0 below. To the extent that the Joint Products or NGSS incorporate the pre-existing or independently developed intellectual property of either party as set forth in Section
                           4.1.1 to this Agreement, such ownership rights for Joint Products or NGSS shall be subject to the rights and licenses granted in this Section 4.0 as to such intellectual property, which in any case shall survive expiration or termination of the Agreement unless such rights apply only during the term of this Agreement or are modified or terminated pursuant to
                           Section 8.0 below. During the term of this Agreement the exercise of the ownership rights set forth in this Section 4.1.2.2 shall be further subject to Sections 9.1 and 9.2 below.

4.2 IBM License to Synopsys of Intellectual Property In IBM EDA Base Products Incorporated In Joint Products. IBM hereby grants to Synopsys an irrevocable, non-exclusive, non-transferable, worldwide, royalty-bearing (as set forth in Section 7.0 below) right and license under its pre-existing or independently developed trade secrets, knowhow, and copyrights (including, but not limited to, the Source Code to the IBM EDA Base Products) in Joint Product Information as set forth in Section 4.1.1 of this Agreement to use, reproduce, execute, display, perform, market, license, and prepare derivative works of the Code to the IBM EDA Base Products for the purpose of developing, marketing, licensing and supporting the Joint Products. The foregoing license does not grant Synopsys any right or license to sublicense, sell or transfer IBM EDA Base Products to any third party.

         [ * * * ].

4.3 Synopsys License to IBM of Intellectual Property Incorporated In Joint Products. Synopsys hereby grants to IBM a worldwide, non-exclusive, irrevocable, non-transferable royalty-free right and license under its pre-existing or independently developed trade secrets, know-how, and copyrights in Joint Product Information as set forth in Section 4.1.1 of this Agreement internally to do the following: to use, execute, display, perform, reproduce, and prepare derivative works of all versions of the Code to the Joint Products (up to and including, the last version made generally commercially available by Synopsys prior to the expiration or other termination of this Agreement) and to carry out the aforementioned rights and licenses with respect to such Code including to do so in furtherance of an Alliance as set forth in
         Section 4.6 below, and, in addition, as follows:

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 15 of 39
                                                                IBM Confidential

         [ * * * ].



         During the term of this Agreement (and thereafter, subject to the licenses and rights of IBM upon termination or expiration of this Agreement as set forth in Section 8.0), IBM agrees that [ * * * ], any third party who wishes to utilize the Joint Products will require an end-user license to the Joint Products from Synopsys. Synopsys agrees to license Joint Products to any IBM Alliance participant under terms and conditions and at rates consistent with those used for Synopsys' best similarly situated customer with respect to Joint Products. Synopsys recognizes that IBM's use of the Joint Products may have indirect benefit to a customer's design in the form of training, reproduction of Errors and answers to technical questions. [ * * * ].


         4.3.1 After expiration or termination of this Agreement, IBM may use the Code of the Joint Products (up to and including, the last version made generally commercially available by Synopsys prior to such expiration or termination) as set forth above, as well as in Sections 4.6 and Sections 8.0 of this Agreement.

4.4 IBM License to Synopsys of Intellectual Property in IBM EDA Base Products Incorporated in NGSS. IBM hereby grants to Synopsys an irrevocable, non-exclusive, non-transferable, world-wide, royalty-bearing (as set forth in Section 7.0 below) right and license under its pre-existing trade secrets, know-how, and copyrights (including, but not limited to, the Code for IBM EDA Base Products) in NGSS Information as set forth in Section 4.1.1 to this Agreement to use, execute, display, perform, market, license, and prepare derivative works of the Code for IBM EDA Base Products for the purpose of developing, marketing, licensing and supporting NGSS. The foregoing license does not grant Synopsys any right or license to sublicense, sell or transfer IBM EDA Base Products to any third party.

         4.4.1 IBM License to Synopsys of Intellectual Property in IBM EDA Base Products Incorporated in Enhanced Design Compiler. IBM hereby grants to Synopsys an irrevocable, non-exclusive, non-transferable, world-wide, fully paid-up right and license under its pre-existing trade secrets, know-how, and copyrights (including,

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 16 of 39
                                                                IBM Confidential
                  but not limited to, the Code for IBM EDA Base Products) in Enhanced Design Compiler as set forth in Section 4.1.1 to this Agreement to use, execute, display, perform, market, license, and prepare derivative works of the Code of IBM EDA Base Products solely for the purpose of developing, marketing, licensing and supporting Enhanced Design Compiler. The foregoing license does not grant Synopsys any right or license to sublicense, sell or transfer IBM EDA Base Products to any third party.

4.5 Synopsys License of NGSS to IBM. Synopsys hereby grants to IBM an irrevocable, nonexclusive, non-transferable, worldwide, royalty-free right and license under its trade secrets, know-how, and copyrights in NGSS internally to do the following: to use, execute, display, perform, reproduce, and prepare derivative works of NGSS Information based upon all versions of the Code to NGSS (up to and including, the last version made generally commercially available by Synopsys prior to the expiration or other termination of this Agreement) and to carry out the aforementioned rights and licenses with respect to such Code including to do so in furtherance of an Alliance as set forth in Section 4.6 below, and, in addition, as follows:

                  (a) in IBM's ASIC operation and in IBM Design Centers within the scope of the definition of "IBM Design Center" in Section 1.20 of this Agreement, and

                  (b) IBM may sublicense its Subsidiaries (who may correspondingly sublicense Subsidiaries) to practice any and all of the foregoing rights.


         IBM agrees that [ * * * ], any third party who wishes to utilize NGSS will require an end-user license to NGSS from Synopsys. Synopsys agrees to license NGSS to any IBM Alliance participant under terms and conditions and at rates consistent with those used for Synopsys' best similarly situated customer with respect to NGSS. Synopsys recognizes that IBM's use of NGSS may have indirect benefit to a customer's design in the form of training, reproduction of Errors and answers to technical questions. [ * * * ].


4.6 Development and License of Joint Project and NGSS Custom Versions for an Alliance. Notwithstanding the other provisions of this Section 4.0, Synopsys agrees that IBM will have the worldwide, non-exclusive, non-transferable, irrevocable, royalty-free right and license during the term of this Agreement to use the Code of a Joint Product or NGSS to develop custom versions of such Joint Product or NGSS which IBM may sublicense in Object Code form [ * * * ] to an Alliance participant.
         [ * * * ].


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 17 of 39
                                                                IBM Confidential
         each of the Alliance participants will require the Synopsys license(s) appropriate for the relevant Joint Product or NGSS in order to use any such custom version. Synopsys agrees to license Joint Product or NGSS to such IBM Alliance participants for this purpose under terms and conditions and at rates consistent with those used for Synopsys' best similarly situated customer with respect to Joint Products or NGSS. IBM agrees, however, that [ * * * ] it will not provide any Alliance participant with Source Code to the Joint Products or NGSS without Synopsys' prior written approval during the term of this Agreement.
         [ * * * ]. When jointly approved by the Product R&D Team for a Joint Product or NGSS, as the case may be and to the extent IBM has the right to do so, IBM will grant Synopsys an exclusive, worldwide, non-transferable, irrevocable, and royalty-free right and license to the Code of such custom version for the purpose of developing and licensing future versions of the Joint Product or NGSS for general commercial availability. IBM is not obligated to seek or obtain any such right to use, in future releases of Joint Product or NGSS, any derivative of Joint Product or NGSS that is developed in an Alliance.


4.7 Sublicense Restrictions. As a condition of the rights granted herein, each party agrees to obtain from end-user sublicensees binding written agreements calculated to prevent the unauthorized use and distribution of the licensed software, with such provisions as the sub-licensing party normally obtains with respect to its own software of a similar type. In any case, all such license agreements will contain provisions that are no less restrictive, and materially no less protective of the Joint Products, and than the applicable provisions of this Agreement.

4.8 Proprietary Notices and Other Labeling Requirements. As a further condition of the license rights granted hereunder in the Joint Products, each party agrees not to remove any copyright notice, patent notice, restricted fights legend, or other proprietary notice or legends of the other or those of any third party displayed on or contained in any Code or Documentation provided by the other, and to reproduce any such notice and legend on all copies of such Code or Documentation made hereunder.

4.9 Patent License. IBM hereby grants to Synopsys a non-transferable, non-exclusive, worldwide, royalty-bearing (subject to Section 7.0 below) right and license under the IBM EDA Patents to make, have made, use, have used, import, lease, practice and have practiced Joint Products, Enhanced Design Compiler, NGSS, and Complementary Products, to utilize the IBM technology specified in Section 4.13 in the manner set forth therein, and to license customers to use such Joint Products, Enhanced Design Compiler NGSS, and Complementary Products, all to the extent Synopsys is otherwise licensed by IBM to do so elsewhere in this
         Section 4.0 and in Section 8.0. Synopsys hereby grants to IBM a non-transferable, non-exclusive, world-wide, royalty-free right and license under the Synopsys EDA Patents to make, have made, use, have used, import, lease, practice and have practiced Joint Products, NGSS, to utilize the Synopsys technology specified in Section 4.13 in the manner set forth therein and to license customers to use such Joint

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 18 of 39
                                                                IBM Confidential

         Products and NGSS, all to the extent IBM is otherwise licensed to do so elsewhere in this Section 4.0 and in Section 8.0. Nothing contained in this Section will be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patent or patent application arising out of any other inventions or patents of either party, or under any patents of either party relating to any combination other than as explicitly licensed above. The patent licenses of this Section 4.9 shall be irrevocable as to Joint Products, and [ * * * ].


4.10 No Other License. The parties understand and agree that no license or other right is granted herein to either party, directly or by implication, estoppel or otherwise, with respect to any patents, trade secrets, know-how, masks works, copyrights or other intellectual property rights, except as specifically provided in Section 4.0 and
         Section 8.0 of this Agreement.


4.11     [ * * * ].



4.12     [ * * * ].


4.13 Incidental Technology Use. Each party hereby agrees that it will extend the licenses of Sections 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 of this Agreement, as modified upon expiration or termination pursuant to
         Section 8.0 of this Agreement, to specified intellectual property on a royalty-free basis for incorporation into specified products of the other party, as set forth below and as may be agreed to from time to time by the parties in writing. [ * * * ].

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 19 of 39
                                                                IBM Confidential

         [ * * * ].

5.0      SUPPORT

5.1 Support for Joint Products and NGSS. Synopsys agrees to provide its full range of commercial support services for the Joint Products and NGSS to all third party customers of the Joint Products and NGSS, except IBM Design Centers. IBM will provide all support services for the Joint Products and NGSS to IBM, its Subsidiaries or IBM Design Centers. The support services described in the preceding two (2) sentences will include First-Level, Second-Level and Third-Level Support. "First- Level Support" will consist of detecting problems and providing education about the Joint Products and NGSS. "Second-Level Support" will consist of answering questions about the Joint Products and NGSS. "Third-Level Support" will consist of fixing Errors and Defects in the Joint Products and NGSS.

5.2 IBM Third-Level Support of Synopsys Customers. IBM will [ * * * ] to provide Third-Level Support directly to Synopsys in support of Synopsys' customers concerning the aspects of any Joint Product and NGSS developed by the IBM portion of the Joint Product R&D Team that Synopsys, despite its Best Efforts, is unable to provide to its customer; provided that such questions are asked of IBM solely by Synopsys employees identified in writing by Synopsys to IBM. IBM will provide such Third-Level Support at no charge to Synopsys. Synopsys agrees to compensate IBM at a rate as set forth in Section 7.2 below for any customer support provided by IBM for the Joint Products or NGSS other than Third-Level Support described in this Section 5.2.

5.3 Synopsys Support of IBM. Synopsys agrees to make its full range of commercial support services available to IBM for IBM's use of the Joint Products and NGSS, in IBM's capacity as a consumer and marketer of EDA software tools and as an ASIC Vendor, at the fees, rates and terms and conditions consistent with those used for Synopsys' best similarly situated customer.

6.0      INFORMATION TRANSFERS AND RIGHTS IN DATA

6.1 Any Information of either party constituting: (a) Source Code (or Object Code prior to its general availability) of the [ * * * ]
         (b) algorithms (i.e., a unique sequence of steps for manipulating data or data structures to achieve a desired result, and which is the direct precursor of Source Code); (c) benchmark data (i.e.

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 20 of 39
                                                                IBM Confidential
         data describing a performance or functional comparison between two or more computer programs or algorithms, which assists potential users in evaluating and deciding among these programs or algorithms); and (d) test cases (i.e., sets of data normally operated upon by computer programs and used to validate the correct operation or performance of such programs, or to make comparisons between programs), shall be treated as confidential Information pursuant to this Section 6.0. Any other Information disclosed by one party to the other in performance of Joint Product or NGSS development will be treated as nonconfidential unless it is clearly designated (in writing, orally or otherwise), at the time of disclosure, as confidential to the disclosing party, with a designation such as IBM Confidential" or "Synopsys Confidential" in case of documents. The parties' Alliance Management Team representative shall be responsible for monitoring the disclosure of confidential Information.

6.2 Except as otherwise provided in this Agreement, with respect to the confidential Information of either party, for a period of [ * * * ] from the date of disclosure in the case of the Source Code as set forth in Section 6.1, and for a period of [ * * * ] from the date of disclosure for all other Information, the receiving party shall use the same efforts to avoid its publication or dissemination and to disclose it only to its employees who have a need to know as it employs with respect to confidential Information of its own which it does not desire to be published or disseminated. Prior to making available any confidential Information, the receiving party shall have entered into appropriate confidentiality agreements with each of such employees.


6.3 [ * * * ]. It is understood that receipt of any confidential Information under this Agreement shall not create any obligation in any way limiting or restricting the assignment or reassignment of MM employees within MM or any of its Subsidiaries.


6.4 The announcement, marketing or support of any product or service by either party or its Subsidiaries, including, but not limited to, any supporting Documentation thereof, which inherently discloses the confidential Information of either party shall not in itself be deemed publication or disclosure of such Information as contemplated by
         Section 6.2 of this Agreement. This Section 6.4 shall not apply to any Information which is not part of NGSS Information or Joint Product Information.

6.5 Disclosure of confidential Information shall not be precluded, if such disclosure is:

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 21 of 39
                                                                IBM Confidential

         6.5.1 in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, provided, however, that the receiving party shall first have given, immediately upon receipt of such order, notice to the disclosing party and made a reasonable effort to obtain a protective order requiring that such confidential Information so disclosed be used only for the purposes for which the order was issued; or

         6.5.2 otherwise required by law or regulation, including, but not limited to, SEC regulations.

6.6 Notwithstanding any other provisions of this Agreement, the non-disclosure obligations specified in Section 6.2 of this Agreement shall not apply to any Information which:

         6.6.1 is already in the possession of the receiving party without obligation of confidence; or

         6.6.2    becomes publicly available without breach of this Agreement;
                  or

         6.6.3 is released for disclosure by the disclosing party with its written consent; or

         6.6.4 is rightfully received independent of this Agreement from a third party under no obligation of confidentiality; or

         6.6.5    is internally developed by it independent of this Agreement;
                  or

         6.6.6    is nonconfidential at the time of disclosure as set in Section
                  6.1 of this Agreement, or becomes nonconfidential upon expiration of the term set forth in Section 6.2 of this Agreement.


6.7 Notwithstanding the foregoing, the parties' Alliance Management Team representative shall mutually agree in writing [ * * * ]. In identifying the portions of the Joint Product Information described in the preceding sentence, the parties' Alliance Management Team representatives shall give serious consideration to, among other things, the sensitivity, value, and potential for intellectual property protection of such Information, and will therefore exercise sensitivity to security concerns in all their decisions. The parties will periodically make an assessment of all such selected Information, as it accumulates, to reduce the possibility that disclosure, even pursuant to confidentiality restrictions, would place intellectual property rights or value at risk, and will modify or reduce the scope of future disclosures of the Information accordingly. [ * * * ].




* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 22 of 39
                                                                IBM Confidential

6.8 Notwithstanding the foregoing, the receiving party may disclose the confidential Information of the disclosing party incorporated in NGSS Information or Joint Product Information to a subcontractor or other third party, solely for the purpose of enabling such third party to perform software development or support services for, or on behalf of, the receiving party, on the condition that such third party agrees not to use such confidential Information for any other purpose, and is bound by terms and conditions that are at least as-restrictive as the parties' respective obligations of Section 6.2 of this Agreement as to such Information. Both parties agree that this Section 6.8 shall not apply to any Information which is not part of NGSS Information or Joint Product Information.


6.9 [ * * * ]. Such information shall be in the form of design data or database information contained on a tape, disk, or other electronic storage medium. No other confidential information of a third party customer shall be disclosed under this Agreement. In addition to the receiving party uses pursuant to Section 6.2 of this Agreement as to its own confidential information, the receiving party agrees to carry out the following steps with regard to such third party customer confidential information:


         - Maintain a log or other listing that identifies the information, sets forth the date of receipt, and indicates who has been granted access to such information;

         - To the extent such information is made available on a computer system having multiple user access, utilize RACF or on other access protection procedure to limit access to only those individuals within the receiving party having a need-to-know; and

         - Instruct employees of the receiving party that they shall not decompile or otherwise reverse engineer the information other than as permitted by the disclosing party.

         The disclosing party shall cause such information to bear a label or other designation indicating that it is customer confidential information. In disclosing such information to the receiving party hereunder, the disclosing party hereby represents that the disclosing party has been authorized by the third party to disclose such information to the receiving party hereunder, and that the receiving party's confidentiality obligations as to such information are no more restrictive than the obligations of this Section 6.0. Should any of the obligations be more restrictive than those set forth in this Section 6.0, the disclosing party may not disclose such information to the receiving party without first describing the nature of any such restriction and obtaining the written approval of the receiving party to receive such information.

7.0      CONSIDERATION


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.




                                                                   Page 23 of 39
                                                                IBM Confidential

7.1 Cash Payment and Promissory Note. Synopsys agrees to pay IBM eleven million dollars ($11,000,000) within thirty (30) days following the Effective Date and to execute four (4) seven million five hundred thousand dollar (7,500,000) Promissory Notes contemporaneously with the execution of this Agreement, in consideration for the license rights, transfers, and agreements of IBM as set forth in this Agreement. The parties agree that performance under this Agreement entails shared effort and shared risk, and, therefore, that IBM's performance under this Agreement is conditioned upon Synopsys' execution of and performance pursuant to the Promissory Notes.

7.2 Support Payments. IBM will provide the Third-Level Support Services described in Section 5.2 of this Agreement at no charge for the Joint Products and NGSS. IBM will also provide First-Level and Second-Level Support Services for the Joint Products and NGSS in forty (40) hour work week increments and at rates contained in the Annual Joint Development Plans. For one (1) year immediately following the Effective Date, IBM will charge Synopsys at the rate of $165,000 per year (on the basis that one (1) year is equivalent to one thousand nine hundred and twenty (1,920 hours) for First-Level and Second-Level Support Services.

7.3 Synopsys Payment of Royalties on Joint Products and NGSS. In consideration for the licenses granted by IBM to Synopsys hereunder and for the development activities that IBM performs pursuant to this Agreement, Synopsys agrees to pay royalties to IBM in accordance with the terms and conditions set forth in this Section 7.3 on Net Revenues Synopsys receives from licenses of the [ *** ] that Synopsys grants for six (6) years following the Effective Date. In calculating Net Revenue for the Test Joint Product only for the years listed below, Synopsys may deduct the following amounts:


                1996                                      [ * * * ]
                1997                                      [ * * * ]
                1998                                      [ * * * ]
                1999                                      [ * * * ]
                2000 and subsequent years                 [ * * * ]




         [ * * * ].


         7.3.1 For six (6) years, beginning on the Effective Date, Synopsys agrees to pay royalties to IBM based upon the cumulative Net Revenue received by Synopsys during the term of this Agreement according to the following schedule (the "Royalty"):

                    Royalty for Joint Products:

                    Net Revenue                        Percentage of Net


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 24 of 39
                                                                IBM Confidential

                    [ * * * ]                        [ * * * ]

                    1. More than [ * * * ] but       [ * * * ], and
                       less than [ * * * ]

                    2. [ * * * ] or more             [ * * * ]

                    Royalty for [ * * * ]:

                    [ * * * ]                        [ * * * ]

                    [ * * * ]                        [ * * * ]

7.3.2 Following the [ * * * ] and ending on [ * * * ], Synopsys' obligation to pay the Royalty will be as follows. The Royalty percentage of [ * * * ] shall be [ * * * ]. The Royalty percentage of [ * * * ] shall be either [ * * * ] (if the cumulative Net Revenue received by Synopsys during the term of this Agreement as of [ * * * ] is less than [ * * * ]) or [ * * * ] (if the cumulative Net Revenue received by Synopsys during the term of this Agreement as of [ * * * ]).

         7.3.2.1 From [ * * * ] until and including [ * * * ], Synopsys shall pay a Royalty equal to [ * * * ] of an amount equal to: (a) [ * * * ] received by Synopsys in [ * * * ] and (b) the applicable Royalty percentage for [ * * * ] of the Net Revenue for [ * * * ].

         7.3.2.2 From [ * * * ] until and including [ * * * ], Synopsys shall pay a Royalty equal to [ * * * ] of an amount equal to: (a)
                  [ * * * ] of the [ * * * ] received by Synopsys in [ * * * ], and (b) the applicable Royalty percentage for [ * * * ] of the Net Revenue for [ * * * ].


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 25 of 39
                                                                IBM Confidential

         7.3.2.3 From [ * * * ] until and including [ * * * ], Synopsys shall pay a Royalty equal to [ * * * ] of an amount equal to: (a)
                   [ * * * ] of the [ * * * ] received by Synopsys in [ * * * ] and (b) the applicable Royalty percentage for Joint Products (as set forth in Section 7.3.2 of this Agreement) of the Net Revenue for Joint Products received by Synopsys in [ * * * ].


7.4 Royalty Payments and Reports. The Royalty will be payable on a calendar quarterly basis within forty-five (45) days after the close of each calendar quarter with respect to Net Revenue received during the immediately preceding calendar quarter. At the time when such royalty payments are due, Synopsys will deliver to IBM a written report setting forth the number of: licenses of the Joint Products, NGSS, and Complementary Products and any other transaction in which Synopsys distributes or permits the use of any Joint Product, NGSS, or Complementary Product, or any portion thereof Such report will also set forth the gross revenue and deductions from gross revenue used to calculate Net Revenue for the immediately preceding calendar quarter, as well as the cumulative Net Revenue received by Synopsys since the Effective Date, together with a calculation of the Royalty due and owing to IBM, if any. Such report will be accompanied by payment of the Royalty.

7.5      Royalty Payments.  All Royalty payments due and owing to IBM under this
         Section 7.0 shall be sent via wire transfer to IBM at:

                       Director of Licensing
                       IBM Corporation
                       The Bank of New York
                       48 Wall Street
                       New York, New York 10286

                       [ * * * ]

                       With a copy to:

                       Director of Licensing
                       IBM Corporation
                       500 Columbus Avenue
                       Thomwood, New York 10594

7.6 Late Payments. Synopsys will be obligated to pay IBM eighteen percent (18%) annual simple interest or the highest rate permitted by law, whichever is less, on any late payment that is due and owing to IBM pursuant to this Section 7.0.

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                IBM Confidential

7.7 Audit Rights. IBM will have the right at its expense to have a single certified public accounting firm selected from the list in Exhibit D audit the records of Synopsys to verify the information required to be provided in the reports described in Section 7.4 of this Agreement. Such audit may be performed on not less than thirty (30) days' prior written notice to Synopsys, may not be performed more than once for any given calendar quarter, and may not be performed more than once in any twelve (12) month period. Any such audit shall be limited in scope to the three (3) years immediately preceding. In the event any report or payment includes any inconsistency or mistake, Synopsys will immediately rectify such report and will immediately make any payment required by such rectification. If an error of more than ten percent (10%) is found in favor of IBM as a result of such audit, Synopsys will reimburse IBM for the cost of such audit within thirty (30) days of such finding. Synopsys will keep and maintain books and records sufficient for the verification of the information required to be provided with each payment pursuant to Section 7.4 of this Agreement for a period of three (3) years following the quarterly period to which such books and records relate.

8.0      TERM AND TERMINATION

8.1 Term. The term of this Agreement shall begin on the Effective Date, and unless previously terminated as hereinafter set forth, shall remain in force until December 31, 2001, or such other date as the parties hereafter agree in writing (the "Term").

8.2      [ * * * ].

8.3 Cause. Either party shall have the right to terminate this Agreement for cause by giving written notice of termination to the other party, upon the happening of any of the following events:

         8.3.1 a determination by a court of competent jurisdiction that makes it unlawful for the parties to continue the relationship contemplated by this Agreement;

         8.3.2 if either party is in default of any material obligation under this Agreement and such default is not cured within thirty
                  (30) days after receipt of a written notice from the other party specifying such default;

         8.3.3 either party files a petition in bankruptcy, undergoes a reorganization pursuant to a petition in bankruptcy, is adjudicated a bankrupt, becomes insolvent, becomes dissolved or liquidated, files a petition for dissolution or liquidation, makes an assignment for benefit of creditors, or has a receiver appointed for its business;

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 27 of 39
                                                                IBM Confidential

         8.3.4 either party is subject to property attachment or court injunction or court order which has a substantial negative effect on its ability to fulfill its obligations under this Agreement; or

         8.3.5    Change of Control of either party.

         Termination under Section 8.3.2 of this Agreement will become effective automatically upon the date the dispute escalation process described in
         Section 3.3.5 of this Agreement is complete. Termination under Sections 8.3.1, 8.3.3, 8.3.4, and 8.3.5 of this Agreement will become effective immediately upon receipt of written notice of termination by the terminating party at any time after the specified event.

8.4 Effects of Termination or Expiration - General. Upon termination of this Agreement with or without cause, or upon expiration of this Agreement, except as set forth in this
         Section 8.0 or Section 12.4 of this Agreement, this Agreement will be of no further effect and both parties' development obligations under this Agreement with respect to the Joint Products or NGSS will immediately end.


         8.4.1 Effect of Expiration. Upon expiration of this Agreement at the end of the Term, for the [ * * * ] after the date of such expiration this Agreement, IBM shall have the right and license to utilize any Joint Product and Joint Product Information for any purpose; (provided that IBM shall hold no additional rights with respect to Synopsys intellectual property of Section 4.1.1 of this Agreement which, notwithstanding anything to the contrary in this Section 8.4.1, shall continue to be subject to the licenses of
                   Section 4.0 of this Agreement) provided, however, that IBM may not sublicense any Joint Product or Joint Product Information to any third party other than to the extent it is authorized to do so pursuant to Section 4.0 and Section 6.0 of this Agreement. After such period, in addition to rights and licenses set forth in the preceding sentence, IBM shall have the right to sublicense any Joint Product or Joint Product Information to any third party for the development of any new product derived in whole or in part from any Joint Product or Joint Product Information; provided, however, that for [ * * * ] at the conclusion of the preceding [ * * * ] IBM will not market and license, or license any third party to market and license such new products, other than as authorized in Section 4.0 and Section 6.0 of this Agreement. After [ * * * ], IBM and any third party licensee shall have the fight and license to utilize any Joint Product, any Joint Product Information, or any such new products, for any purpose. None of this Section 8.4 will apply to [ * * * ] or [ * * * ].

8.5 Termination by IBM for Cause or by Synopsys Without Cause. In the event that this Agreement is terminated by IBM for cause or by Synopsys without cause, the following rights and obligations of the parties will survive or become effective:

* * *      Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 28 of 39
                                                                IBM Confidential

         8.5.1 On the date of termination by IBM for cause, Synopsys' obligation to pay IBM under the Promissory Note shall accelerate and all payments owing by Synopsys to IBM under such Promissory Note shall become due and owing to IBM on the date of termination.

         8.5.2 Synopsys shall continue to pay Royalties to IBM in accordance with Sections 7.3, 7.4, 7.5, 7.6, and 7.7, of this Agreement.

         8.5.3 On the date of termination by IBM for cause, IBM shall have the right and license to utilize any Joint Product and Joint Product Information for any purpose (provided that IBM shall have no additional right with respect to the Synopsys base intellectual property of Section 4.1.1 of this Agreement, which, notwithstanding anything to the contrary in this
                  Section 8.5.3, shall continue to be subject to the licenses of
                  Section 4.0 of this Agreement); including the right to sublicense any Joint Products or Joint Product Information to any third party for the development of any new product derived in whole or in part from any Joint Product or Joint Product Information; provided, however, that for the [ * * * ] after the date of such termination, IBM will not market or license, or license any third party to market and license, such new products, other than as authorized in Section 4.0 and Section
                  6.0 of this Agreement. After such [ * * * ] year period IBM and any third party licensee shall have the right and license to utilize any Joint Product, any Joint Product Information, or any such new products, for any purpose. None of this
                  Section 8.5.3 applies to [ * * * ] or [ * * * ].


                  8.5.3.1 Breach of Best Efforts Obligation of Section 4.2 of This Agreement. If Synopsys fails to meet its Best Efforts obligations of Section 4.2 as to any one of the Joint Products, the rights set forth in Section
                           8.5.3 above shall apply as to only that Joint Product, and the parties respective rights and obligations as to that Joint Product shall be the same as if this Agreement were terminated by IBM for cause; provided, however, that breach of such Best Efforts obligation as to a single one of the Joint Products shall not be cause for termination of the Agreement, and the parties' respective rights and obligations as to the other Joint Products shall remain in full force and effect. Should Synopsys fail to meet its Best Efforts obligations of Section 4.2 as to more than one of the Joint Products, such failure shall constitute a default of a material obligation of this Agreement and the previous sentence shall not apply.

                  8.5.3.2 Termination for Change of Control. Should the termination by IBM be [ * * * ] will instead be as follows:

                           (a) [ * * * ] after the date of such Change of Control of Synopsys, if the person acquiring Synopsys [ * * * ].



* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                   Page 29 of 39
                                                                IBM Confidential

                           [ * * * ].

                           (b) [ * * * ] if the party acquiring Synopsys is any other corporation or entity.

                           In the event of (a) above, should IBM exercise its rights pursuant to Section 8.5.3 prior to [ * * * ] from the date of Change of Control of Synopsys, for a period of [ * * * ] after such [ * * * ] IBM will pay Synopsys a royalty of [ * * * ] of Synopsys' average license fee of any of such product that utilizes such Joint Product or Joint Product Information; provided, however, that during such period, if the applicable Joint Product or Joint Product Information is deleted from any such product, no further royalty shall be owed with respect to such product.

         8.5.4 Upon termination of this Agreement by Synopsys without cause, for [ * * * ] after the date of such termination of this Agreement, IBM shall have the fight and license to utilize any Joint Product and Joint Product Information for any purpose (provided that IBM shall have no additional right with respect to Synopsys intellectual property of Section 4.1.1 of this Agreement which, notwithstanding anything to the contrary in this Section 8.5.4, shall continue to be subject to the licenses of Section 4.0 of this Agreement); provided, however, that IBM may not sublicense any Joint Product or Joint Product Information to any third party other than to the extent it is authorized to do so pursuant to Section 4.0 and Section 6.0 of this Agreement. After such period, in addition to the rights and licenses set forth in the preceding sentence, IBM shall have the right to sublicense any Joint Product or Joint Product Information to any third party for the development any new product derived in whole or in part from any Joint Product or Joint Product Information; provided, however, that for an [ * * * ] after conclusion of the [ * * * ], IBM will not market and license, or license any third party to market and license, such new products, other than as authorized in
                  Section 4.0 and Section 6.0 of this Agreement. After a
                  [ * * * ] after the date of such expiration of this Agreement, IBM and any third party licensee shall have the right and license to utilize any Joint Product, any Joint Product Information, any or such new products, for any purpose. None of this Section 8.5.4 will apply to [ * * * ] or [ * * * ].

8.6 Termination by IBM Without Cause. In the event that this Agreement is terminated by IBM without cause, the following rights and obligations of the parties will survive or become effective:

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 30 of 39
                                                                IBM Confidential

         8.6.1 Synopsys' payment obligations under the Promissory Note will continue thereunder.

         8.6.2 Synopsys' remaining royalty obligations under Sections 7.3.1 and 7.3.2 of this Agreement will cease, and Synopsys will become obligated to pay the royalty payments set forth below to IBM for [ * * * ]:

                  (a) [ * * * ] of the Royalty during the [ * * * ] immediately following the date of termination.

                  (b) [ * * * ] of the Royalty during the [ * * * ] immediately following the [ * * * ] period contained in Section 8.6.2(a) of this Agreement.

                  (c) [ * * * ] of the Royalty during the [ * * * ] months immediately following the [ * * * ] contained in Section 8.6.2(b) of this Agreement.

         8.6.3 Upon termination of this Agreement by IBM without cause, for the period of [ * * * ] after the date of such termination IBM shall have the right and license to utilize any Joint Product and Joint Product Information for any purpose (provided that IBM shall have no additional right with respect to the Synopsys intellectual property of Section 4.1.1 of this Agreement, which, notwithstanding anything to the contrary in this Section 8.6.3, shall continue to be subject to the licenses of Section 4.0 4 of this Agreement); provided, however, that during such period IBM may not sublicense any Joint Product or Joint Product Information to any third party other than to the extent it is authorized to do so pursuant to
                  Section 4.0 and Section 6.0 of this Agreement. After such period of time, in addition to carrying out the rights and licenses as set forth in the preceding sentence, IBM shall have the right to sublicense any Joint Products or Joint Product Information to any third party for the development of any new product derived in whole or in part from any Joint Product or Joint Product Information; provided, however, that for an additional [ * * * ] after the conclusion of the [ * * * ], IBM will not market and license, or license any third party to market and license such new products, other than as authorized in Section 4.0 and Section 6.0 of this Agreement. Should the parties mutually agree to terminate this Agreement without cause, the foregoing [ * * * ] will apply [ * * * ] After a total period of [ * * * ], after the date of such termination of this Agreement (except for the foregoing mutually agreed to termination, in which case the total period shall be [ * * * ], IBM and any third party licensee shall have the right and license to utilize any Joint Product, any Joint Product Information, or any such new products, for any purpose. None of this Section 8.6.3 applies to [ * * * ].


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



                                                                   Page 31 of 39
                                                                IBM Confidential

8.7 Termination by Synopsys for Cause. In the event that Synopsys terminates this Agreement for cause, the following rights and obligations of the parties will survive:

         8.7.1 Synopsys' outstanding payment obligations remaining under the Promissory Note will continue thereunder.


         8.7.2 Upon termination of this Agreement for cause by Synopsys, for the period of [ * * * ] after the date of such termination, MM shall have the right and license to utilize any Joint Product and Joint Product Information for any purpose (provided that MM shall have no additional rights with respect to the Synopsys intellectual property of Section 4.1.1 of this Agreement, which, notwithstanding anything to the contrary in this Section 8.7.2, shall continue to be subject to the licenses of Section 4.0 of this Agreement); provided, however, that during such period MM may not sublicense any Joint Product or Joint Product Information to any third party other than to the extent it is authorized to do so pursuant to
                  Section 4.0 and Section 6.0 of this Agreement. After such period of time, in addition to carrying out the rights and licenses as set forth in the preceding sentence, MM shall have the right to sublicense any Joint Products or Joint Product Information to any third party for the development any of new product derived in whole or in part from any Joint Product or Joint Product Information; provided, however, that for an additional [ * * * ] after the conclusion of the [ * * * ]
                  MM will not market and license, or license any third party to market, and license such new products, other than as authorized in Section 4.0 and Section 6.0 of this Agreement. After a total period of [ * * * ] after the date of such termination of this Agreement, MM and any third party licensee shall have the right and license to utilize any Joint Product, any Joint Product Information, or any such new products, for any purpose. None of this Section 8.7.2 applies to [ * * * ].



8.8 Refund. In the event of expiration under Section 8.1 of this Agreement or termination under Section 8.2 or 8.3 of this Agreement, in consideration for payment by IBM of the fair market value of the applicable [ * * * ], such fair market value to be negotiated by the parties at the request of IBM taking into account the then current business case for [ * * * ] and under mutually agreeable terms and conditions including payment terms, IBM will be released from all obligations and restrictions placed upon IBM in Sections 8.4, 8.5,
         8.6 and 8.7 of this Agreement as to [ * * * ]. If IBM fully exercises its rights and fulfills, or is paying, in accordance with agreed upon payment terms, its repayment obligation under this Section 8.8, Synopsys will have no further obligation to IBM under Section 7.1 of this Agreement.


9.0       REPRESENTATIONS AND WARRANTIES


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 32 of 39
                                                                IBM Confidential

9.1 Joint Development Agreements - IBM. The parties anticipate that each of the IBM EDA Base Products will be modified to form either a Joint Product or NGSS [ * * * ] after the Effective Date. For [ * * * ] after the Effective Date (or thereafter [ * * * ] provided that Synopsys is using its Best Efforts consistent with the requirements of the then current development plan to modify the EDA Base Products to form the Joint Product and NGSS, and [ * * * ]. After this initial period, the aforementioned restrictions will no longer apply [ * * * ]. For an additional period of [ * * * ] after this initial period, with respect to those IBM EDA Base Products that have been enhanced to form a Joint Product or NGSS and made generally commercially available, IBM agrees not to enter into a joint development agreement with another EDA marketing and development company whereby such IBM EDA Base Products will be enhanced for the creation of new EDA products that: (i) are made generally commercially available, and (h) will have the same function as a Joint Product or NGSS.


9.2 Joint Development Agreements - Synopsys. For [ * * * ] after the Effective Date (or thereafter until at least one of the Joint Products is made generally commercially available, provided that IBM is using its Best Efforts consistent with the requirements of the then current development plan, but [ * * * ] Synopsys [ * * * ]. After this initial period, the aforementioned restrictions will no longer apply with respect to [ * * * ]. For an additional period of up to [ * * * ] after this initial period with respect to those IBM EDA Base Products that have been enhanced to form a Joint Product or NGSS and made generally commercially available, Synopsys agrees not to enter into a joint development agreement with another semiconductor vendor to develop products which incorporate EDA technology from such semiconductor vendor and which: (i) have the same function as an IBM EDA Base Product, Joint Product or NGSS, and (ii) are made generally commercially available; provided, however that the total period set forth in this Section 9.2 shall not exceed [ * * * ] from the Effective Date.

9.3 Third Party Licensed Technology. Either party, at any time, may license technology from a third party to be incorporated into Joint Products, and Synopsys may license technology from a third party to be incorporated into NGSS, provided that the agreement with such third party enables the non-licensing party hereto to receive such licensed technology and

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 33 of 39
                                                                IBM Confidential
         to enjoy all of its rights and licenses provided hereunder for the Joint Products or NGSS with such licensed technology.

9.4 Ownership. Each party represents and warrants that it is the rightful owner, or authorized licensee (with all requisite rights to sublicense) of all designs, information (including, but not limited to, Information) and material supplied to the other party under this Agreement.

9.5 Employees. Each party represents and warrants that it has agreements with its employees and any other person with whom such agreement may be necessary sufficient to meet its obligations under this Agreement.

9.6 Representation. Each party represents and warrants, that, to the best of its knowledge as of the Effective Date, no claim of infringement or violation of any intellectual property right has been asserted by a third party against it in connection with the designs, information (including, but not limited to, Information) and material supplied to the other party under this Agreement.

9.7 Infringement - Licenses. Other than as set forth in Section 9.6 of this Agreement, neither party makes any representation or warranty, expressed or implied, to the party or assumes any liability with respect to the infringement of any patent or other intellectual property right of any third party which may arise out of the other party's operation under any of the license granted herein. Each party understands that no license or other right is extended to it under any such third party patent or right.

9.8      Infringement-Information. Other than as set forth in Section 6.10 and
         Section 9.6 of this Agreement, neither party makes any representation or warranty, express or implied, to the other party or assumes any liability with respect to the infringement of any patent or other right of any third party which may arise out of the use by the other party of any of the Information disclosed to the other party pursuant to this Agreement.

9.9      Harmful Code.  The parties represent and warrant:

         (1) that the Joint Products and NGSS are free from any Harmful Code at the time of completion; and

         (2) that the Parties will implement procedures adequate to prevent the contamination with Harmful Code of the Joint Products and NGSS provided to each other.

9.10 Compliance with Governmental Law. The parties represent and warrant that they shall comply with all governmental laws, statutes, ordinances, administrative orders, rules and regulations while performing work under this Agreement.

9.11 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR APPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED


                                                                   Page 34 of 39
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
         WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE.

10.0     LIMITATION OF REMEDIES

10.1 Exclusive Remedy. In addition to any remedies available to the parties under Section 8.0 of this Agreement, each party's entire liability and exclusive remedy shall be as set forth in Sections 10.2 and 10.3 below.

10.2 Limitation. For any claim concerning performance or failure to perform by either party pursuant to, or in any way related to the subject matter of, this Agreement, the damaged party shall only be entitled to recover actual damages to the limits set forth in this Section 10.2.
         [ * * * ]. This limitation will apply, except as otherwise stated in this Section , regardless of the form of action. This limitation will not apply to claims by one party for bodily injury or damage to real property or tangible personal property for which the other party is legally liable.

10.3 Disclaimed Damages. Except for royalties set forth in Section 7.0 of this Agreement, in no event shall either party be liable to the other party for incidental damages, lost profits, lost savings or any other consequential damages, regardless of whether the claim is for breach of contract, warranty, tort (including, but not limited to, negligence), failure of a remedy to accomplish its purpose or otherwise, even if such party has been advised of the possibility of such damages. Neither party will be liable for any damages claimed by the other party based on any third party claim.

11.0     COPYRIGHT REGISTRATION

11.1 Copyright Notices. Any publication of a Joint Product shall contain an appropriate copyright notice in a manner to be determined solely by Synopsys.

11.2 Registration. Synopsys shall be responsible for registration of the Joint Product with the U.S. Copyright Office. IBM will assist Synopsys in obtaining such registration. Synopsys 'will also perform all acts and prepare any documents necessary to acknowledge that IBM is a joint owner of the copyrights of Joint Products (without accounting) and to enable IBM to maintain any such copyright including, but not limited to, the execution of any necessary instrument or document.

11.3 Enforcement of Copyright. Should a party-to this Agreement militate legal proceedings against an unlicensed third party as to such unlicensed third party's use of the Joint Products, and as part of such legal proceedings the other party hereto is required to execute papers or provide evidence as to the Joint Products, the other party hereto agrees to do so at the expense of the party initiating such legal proceedings. Furthermore, once


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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                   Page 35 of 39
                                                                IBM Confidential
         such legal proceedings are initiated, the other party agrees to not grant any sublicense or covenant not to sue to the unlicensed third party as to the Joint Products without the consent of the party initiating such legal proceedings.

12.0     GENERAL

12.1 No Implied Licenses. Neither party may use, modify, reproduce, distribute, sublicense or otherwise transfer Code provided hereunder by the other party, in whole or in part, except as expressly permitted by this Agreement.

12.2 Governing Law. The Agreement will be governed by the laws of the State of New York, without reference to the conflicts of law principles thereof Any proceeding to resolve any dispute relating to this Agreement shall be commenced in the State of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding under this Agreement will be tried by a judge without a jury.

12.3 Relationship of Parties. Each party is an independent contractor to the other. Neither party nor its respective employees, consultants, contractors or agents are by virtue of this Agreement agents, employees or joint ventures of the other party, nor do they have any authority to bind such other party by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise. Each party will determine, in its sole discretion, the manner and means by which it performs its obligations hereunder, subject to the express condition that each party will at all times comply with Section 9.8 of this Agreement.

12.4 No Waiver; Survival. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of enforcement of that or any other provision. The following Sections of this Agreement shall survive termination or expiration of this Agreement, Will remain in effect until fulfilled and shall apply to respective successors and assignees of the parties: 1.0; 4.1, 4.2 (except for the second sentence of the second paragraph of Section 4.2), 4.3 through 4.13 (except for the first sentence of Section 4.13); 6.1 through 6.6, 6.8, 6.9, 7.0; 8.0; 9.4 through 9.11; 10.0; 11.0 and 12.0.

12.5 Notices. All notices required or permitted under this Agreement will be in writing, reference this Agreement and be deemed given: (a) when delivered personally; (b) when sent by confirmed telex or facsimile;
         (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a commercial overnight carrier, with written verification of receipt by the carrier. All communications will be sent to the addresses set forth below:

         Synopsys                                 IBM

         General Counsel                          Lincoln Mead
         Synopsys, Inc.                           IBM Corporation


                                                                   Page 36 of 39
                                                                IBM Confidential

         700 East Middlefield Road                1000 River Road
         Mountain View, California 94043-4033     Essex Junction, Vermont 05452

12.6 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.7 Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect unless the intent of the parties cannot be satisfied by such remainder-12.8 Force . Neither party will be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages and governmental actions, which are beyond its reasonable control, provided that the affected party: (a) gives the other party written notice of such cause promptly, and in any event within fifteen (I 5) days of discovery thereof, and (b) uses its reasonable efforts to correct such failure or delay in its performance.

12.8 Force Majeure. Neither party will be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages and governmental actions, which are beyond reasonable control, provided that the affected party: (a) gives the other party written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof; and (b) uses its reasonable efforts to correct such failure or delay in its performance.

12.9 Assignment. The rights and liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be; provided, however, that neither party may assign its rights or delegate its obligations under this Agreement, either in whole or in part, without the prior written consent of the other party. Notwithstanding the foregoing, IBM may assign its lights or delegate its obligations under this Agreement in whole without Synopsys' prior written consent in the event of a sale or other transfer to any third party of IBM Microelectronics Division in whole or in part, or all or part of such division's assets to the third party acquiring such assets; provided that (1) such sale or other transfer involves all of such division's organization responsible for the development and maintenance of EDA products, and (2) such acquiring third party must assume all of the rights and obligations under this Agreement other than residual rights. Any attempted assignment or delegation in violation of the provisions of this Section will be void, and any assignment for reason of Change of Control by a party will entitle the non-assigning party to terminate this Agreement in accordance with Section 8.0 of this Agreement.

12.10 Insurance. Each party will maintain insurance to protect itself from claims: (a) by its employees, agents and subcontractors under workers' compensation and disability acts; (b) for damages because of bodily injury, sickness, disease or death of its employees or of any other person that arise out of any negligent act or omission or willful misconduct of it or its employees, agents or subcontractors; and (c) for damages because of injury to or destruction of tangible property including, but not limited to, loss of use resulting therefrom that arise out of any negligent act or omission or willful misconduct by it or its employees, agents or subcontractors. Each party will insure all property of the other in its


                                                                   Page 37 of 39
                                                                IBM Confidential
         possession or control, including, but not limited to, any loaned equipment, against all loss and damage and will reimburse the other for any such loss or damage.

12.11 Publicity. Any public statement concerning the existence or nature of this Agreement must have the prior written consent of both parties.

12.12 No Solicitation. During the term of this Agreement, neither party will solicit for employment purposes the employees of the other party who have, are, or will be performing services under this Agreement, provided, however, that if an employee of one party responds to an advertisement regarding possible employment by the other party, the other party may consider and hire, if it wishes, such employee.

12.13 Actions. Except for actions for enforcement of intellectual property rights, no actions, regardless of form, arising out of the Agreement may be brought by either party more than two (2) years after the cause of action has arisen.

12.14 Trademarks. Neither this Agreement or the sale or license of any products hereunder shall be deemed to give either party any right to use any of the other party's trademarks, trade names or trade dress without the prior written consent of the other party.

         Each party recognizes the ownership of and title to the other party's trademarks and trade names, and the goodwill attaching thereto and agrees that any goodwill which accrues because of the party's use of such trademarks and trade names shall vest in and become the property of the owner of the mark or name. Each party further agrees not to use, employ or attempt to register any trademark or trade name which is confusingly similar to any trademark or trade name of the other party.

12.15 No Oral Modification. No amendment to, or modification of, this Agreement will be binding unless in writing and signed by duly authorized representatives of both parties.

12.16 Freedom of Action. Except as otherwise provided herein, this Agreement shall not prevent either party from marketing, acquiring, developing, or otherwise dealing in, materials, products or services whether or not competitive with those of the other party, or from pursuing such activities with any third party.

12.17 Merger. This Agreement, including,'but not limited to, all Exhibits referenced herein, collectively constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, whether oral or written, regarding such subject matter.

12.18 Execution. The parties may execute this Agreement in counterparts provided they exchange signed signature pages via receipted fax, to be followed by transmittal by each party via overnight delivery service of the entire original of this Agreement, which original must be identical to the original of the other party, containing its original signature. This Agreement shall be considered entered into and in full force and effect as of the Effective

                                                                   Page 38 of 39
                                                                IBM Confidential

         Date of this Agreement provided the aforementioned exchange of receipted taxed signature pages and the aforementioned exchange of original documents occurs.




         AGREED TO AND ACCEPTED BY:

         INTERNATIONAL BUSINESS               SYNOPSIS, INC.
         MACHINES CORPORATION

         BY: /s/ Illegible                    BY: /s/ Aart de Gues
             ------------------------             ----------------------------
         TITLE: GM, Microprocessors           TITLE: CEO & President
         DATE:  2/20/96                       DATE:  February 1, 1996






                                                                   Page 39 of 39
                                                                IBM Confidential

                                    EXHIBIT A

                             JOINT PRODUCTS AND NGSS

Exhibit A                                                              [ * * * ]

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[ * * * ]

                                                                IBM Confidential

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A                                                              [ * * * ]

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[ * * * ]
                                                                IBM Confidential


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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A                                                              [ * * * ]

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[ * * * ]


                                                                IBM Confidential


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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A                                                              [ * * * ]

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[ * * * ]



                                                                IBM Confidential


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       treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A                                                              [ * * * ]

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[ * * * ]



                                                                IBM Confidential


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       portions have been filed separately with the Commission.

Exhibit A-1                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential


* * *  Confidential treatment requested pursuant to a request for confidential
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       portions have been filed separately with the Commission.

Exhibit A-1                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential


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

Exhibit A-2                                                            [ * * * ]

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[ * * * ]



                                                                IBM Confidential


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       treatment filed with the Securities and Exchange Commission. Omitted
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

Exhibit A-2                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A-2                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A-3                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A-3                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A-3                                                       [ * * * ]


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[ * * * ]


                                                                IBM Confidential


* * *  Confidential treatment requested pursuant to a request for confidential
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       portions have been filed separately with the Commission.

Exhibit A-4                                                            [ * * * ]

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[ * * * ]


                                                                IBM Confidential

* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A-4                                                            [ * * * ]

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[ * * * ]



                                                                IBM Confidential


* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT B

                                 PROMISSORY NOTE

                                                                   STATIC TIMING

                         NON-NEGOTIABLE PROMISSORY NOTE

$7,500,000                                               Dated:  January 1, 1996


         FOR VALUE RECEIVED, Synopsys, Inc., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY, without set-off or counterclaim, to International Business Machines Corporation (the "Payee"), the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), together with interest as set forth below, subject to, and in accordance with, the terms and conditions of the Joint Development and License Agreement Concerning EDA Software and Related Intellectual Property dated as of January 1, 1996 between the Company and Payee (the "Joint Development Agreement").

         1. Principal. Unless earlier prepaid pursuant to Section 4 of this Note or accelerated in accordance with terms and conditions of the Joint Development Agreement, the entire unpaid aggregate principal amount of this Note shall be due and payable, together with all accrued but unpaid interest thereon in accordance with Section 2 below, on January 1, 2006 (the "Maturity Date").

         2. Interest. Interest shall begin to accrue on February 1, 1996. Interest shall be payable to Payee at the rate of three percent (3%) per annum, simple interest. Upon the occurrence and continuance of an Event of Default (as defined in Section 6 below) and for so long as such Event of Default continues, from the date due until the date paid interest shall accrue and be due and payable on the outstanding principal and on any accrued but unpaid interest, but only as to such principal and interest that the Company has failed to pay, at the rate of eighteen (18%) simple interest per annum, or the highest rate allowed by law, whichever is less (such rate, the "Late Payment Rate"). Interest payable under this Note shall be computed on the basis of a three hundred sixty-five (365) day year and shall be due and payable on each January 31, April 30, July 31, and October 31, and on the Maturity Date, commencing on April 30, 1996 (each such date, a "Payment Date").

         3. Payments on Business Days. If the due date of any payment under this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day, and interest shall be payable on any payment so extended for the period of such extension.

         4. Prepayment.

                  (a) Outstanding principal and any accrued interest may be prepaid at any time without penalty. All payments shall first be applied against payment of interest and then against payment of principal.

                  (b) Notwithstanding anything in this Note to the contrary, if a "Milestone" for any calendar quarter (each, a "Quarter") is achieved on or before the date set for its completion (the "Milestone Date" for such Milestone), as determined pursuant to the Joint Development Agreement, the Company shall prepay an amount of principal of this Note equal to the Prepayment Amount for such Quarter on the first Payment Date following the last day of such Quarter. Schedule 1 sets forth Milestones, Milestone Dates, Prepayment Amounts and Payment Dates for each Quarter. The notations under the heading "Milestones" refer to Milestones set forth in Exhibit A of the Joint Development Agreement. Milestones after 1996 will be determined pursuant to the Annual Joint Development Plans provided for in the Joint Development Agreement.

                  (c) If a Milestone for a Quarter (the "Due Quarter") is not achieved on or before its Milestone Date, but is achieved on or before the last day of the Quarter following the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such next Quarter. If such Milestone is not achieved on or before the last day of such next Quarter but is achieved on or before the last day of the second Quarter after the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such second Quarter. If a Milestone is not achieved on or before the end of such second Quarter, then there will be no Prepayment Amount for such Milestone and the principal amount that would have been prepaid shall be paid on the Maturity Date in accordance with the other provisions of this Note.

         5. Manner of Payment. All payments hereunder shall be made in lawful money of the United States of America at such place and to such account as Payee from time to time shall designate in a written notice to the Company. In the absence of any such designation, all such payments shall be made to the address for Payee as set forth in the Joint Development Agreement.

         6. Event of Default.

                  (a) Defined. An "Event of Default" shall be deemed to have occurred upon (i) the Company's failure to pay within twenty (20) days of the due date any amount of principal or interest then due under this Note or (ii) the commencement by or against the Company of any case or proceeding under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the properties of the Company or any of its affiliates. Notwithstanding the preceding sentence, the failure to pay any Prepayment Amount shall not constitute an Event of Default if the Company has not paid such Prepayment Amount because it believes in good faith that a Milestone has not been achieved on or before a Milestone Date or any other date (as described in Section 4(c)) on or before which a Milestone must be achieved in order for a prepayment obligation to arise (any such date, a "Deadline") and the Company provides written notice to Payee's Alliance Management Team member within ten (10) business days of the end of the Due Quarter and, if applicable, any later Deadline for such Milestone, of the reasons why it believes the Milestone has not been met. If it is subsequently determined that such Milestone was met by a Deadline, then the Company shall be obligated to pay the Prepayment Amount on or before the next Payment Date, plus interest calculated at the Late Payment Rate from the date such Prepayment Amount would have been payable until the date paid.

                  (b) Default Remedies. If any Event of Default shall occur and be continuing, Payee may, in its sole discretion and without prejudice to any other right it may have at law or under any other agreement, by ten (10) days' written notice to the Company, declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, unless, in the case of an Event of Default described in clause (i) of Section 6(a), the Company cures such Event of Default by the payment of all amounts of principal and interest then due and payable on or before the last day of such ten (10) day notice period.

                  (c) Costs of Collection. The Company promises to pay all collection costs, including, without limitation, reasonable attorney's fees incurred by the Payee in connection with any Event of Default hereunder or the enforcement of any of the provisions of this Note.

         7. Assignment. This Note shall be binding on the Company and its successors. The Company may only assign this Note upon receipt of the prior written approval of Payee. Payee may not assign or transfer this Note or any rights it may have with respect to this Note and any purported assignment or transfer of this Note or any rights of the Payee hereunder shall be void.

         8. Waiver. The Company hereby waives presentment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and expressly agrees that this Note, and any payment hereunder, may be extended from time to time, but only with the express prior written approval of Payee, without in any way affecting the liability of the Company hereunder.

         9. Governing Law. This Note will be governed by the laws of the State of New York, without reference to the conflicts of law principles thereof. Any proceeding to resolve any dispute relating to this Note shall be commenced in the State of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding under this Note will be tried by a judge without a jury.

         10. Tax Consequences. Payee represents and warrants that it has considered the tax and other ramifications of entering into this Note.

         11. Entire Understanding. This Note and the Joint Development Agreement contain the entire agreement and understanding of the parties regarding the subject matter hereof and supersede all prior or contemporaneous written or oral understandings, agreements or commitments relating to the subject matter of this Note. The waiver of or breach of any term or provision of this Note shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Note. In the event of any conflict between the terms of this Note and the terms of the Joint Development Agreement, the terms of the Joint Development Agreement shall be controlling.

         12. No Oral Modification. No amendment to, or modification of, this Note will be binding unless in writing and signed by duly authorized representatives of both parties.

         13. Notices. All notices required or permitted under this Note shall be made in writing and delivered personally to the Company or Payee at the designated addresses set forth in the Joint Development Agreement, or sent by certified or registered mail, return receipt requested and postage prepaid.

         14. Counterparts. This Note may be executed in counterparts, each of which shall constitute one and the same Note.

         IN WITNESS WHEREOF, the Payee and the Company has duly executed this Note as of the date first above written.

                                        SYNOPSYS, INC.,
                                        a Delaware corporation

                                        By:      /s/ Paul Lipee
                                           ---------------------------
                                        Title:   Secretary
                                              ------------------------

AGREED TO AND ACCEPTED:

PAYEE:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:
   ---------------------------
Title:
      ------------------------

                                   SCHEDULE 1

STATIC TIMING

                                                                               PREPAYMENT
      QUARTER ENDING              MILESTONE            MILESTONE DATE            AMOUNT        PAYMENT DATE
      --------------              ---------            --------------            ------        ------------
March 31, 1996                     ST1-96              February 29, 1996        $562,500       April 30, 1996
June 30, 1996                      ST3-96              May 30, 1996             $562,500       July 31, 1996
September 30, 1996                 ST6-96              September 30, 1996       $562,500       October 31, 1996
December 31, 1996                  ST7-96              October 30, 1996         $562,500       January 31, 1997
March 31, 1997                                                                  $500,000       April 30, 1997
June 30, 1997                                                                   $500,000       July 31, 1997
September 30, 1997                                                              $500,000       October 31, 1997
December 31, 1997                                                               $500,000       January 31, 1998
March 31, 1998                                                                  $437,500       April 30, 1998
June 30, 1998                                                                   $437,500       July 31, 1998
September 30, 1998                                                              $437,500       October 31, 1998
December 31, 1998                                                               $437,500       January 31, 1999
March 31, 1999                                                                  $375,000       April 30, 1999
June 30, 1999                                                                   $375,000       July 31, 1999
September 30, 1999                                                              $375,000       October 31, 1999
December 31, 1999                                                               $375,000       January 31, 2000

                                                                            TEST

                         NON-NEGOTIABLE PROMISSORY NOTE

$7,500,000                                               Dated:  January 1, 1996


         FOR VALUE RECEIVED, Synopsys, Inc., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY, without set-off or counterclaim, to International Business Machines Corporation (the "Payee"), the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), together with interest as set forth below, subject to, and in accordance with, the terms and conditions of the Joint Development and License Agreement Concerning EDA Software and Related Intellectual Property dated as of January 1, 1996 between the Company and Payee (the "Joint Development Agreement").

         1. Principal. Unless earlier prepaid pursuant to Section 4 of this Note or accelerated in accordance with terms and conditions of the Joint Development Agreement, the entire unpaid aggregate principal amount of this Note shall be due and payable, together with all accrued but unpaid interest thereon in accordance with Section 2 below, on January 1, 2006 (the "Maturity Date").

         2. Interest. Interest shall begin to accrue on February 1, 1996. Interest shall be payable to Payee at the rate of three percent (3%) per annum, simple interest. Upon the occurrence and continuance of an Event of Default (as defined in Section 6 below) and for so long as such Event of Default continues, from the date due until the date paid interest shall accrue and be due and payable on the outstanding principal and on any accrued but unpaid interest, but only as to such principal and interest that the Company has failed to pay, at the rate of eighteen (18%) simple interest per annum, or the highest rate allowed by law, whichever is less (such rate, the "Late Payment Rate"). Interest payable under this Note shall be computed on the basis of a three hundred sixty-five (365) day year and shall be due and payable on each January 31, April 30, July 31, and October 31, and on the Maturity Date, commencing on April 30, 1996 (each such date, a "Payment Date").

         3. Payments on Business Days. If the due date of any payment under this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day, and interest shall be payable on any payment so extended for the period of such extension.

         4. Prepayment.

                  (a) Outstanding principal and any accrued interest may be prepaid at any time without penalty. All payments shall first be applied against payment of interest and then against payment of principal.

                  (b) Notwithstanding anything in this Note to the contrary, if a "Milestone" for any calendar quarter (each, a "Quarter") is achieved on or before the date set for its completion (the "Milestone Date" for such Milestone), as determined pursuant to the Joint Development Agreement, the Company shall prepay an amount of principal of this Note equal to the Prepayment Amount for such Quarter on the first Payment Date following the last day of such Quarter. Schedule 1 sets forth Milestones, Milestone Dates, Prepayment Amounts and Payment Dates for each Quarter. The notations under the heading "Milestones" refer to Milestones set forth in Exhibit A of the Joint Development Agreement. Milestones after 1996 will be determined pursuant to the Annual Joint Development Plans provided for in the Joint Development Agreement.

                  (c) If a Milestone for a Quarter (the "Due Quarter") is not achieved on or before its Milestone Date, but is achieved on or before the last day of the Quarter following the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such next Quarter. If such Milestone is not achieved on or before the last day of such next Quarter but is achieved on or before the last day of the second Quarter after the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such second Quarter. If a Milestone is not achieved on or before the end of such second Quarter, then there will be no Prepayment Amount for such Milestone and the principal amount that would have been prepaid shall be paid on the Maturity Date in accordance with the other provisions of this Note.

         5. Manner of Payment. All payments hereunder shall be made in lawful money of the United States of America at such place and to such account as Payee from time to time shall designate in a written notice to the Company. In the absence of any such designation, all such payments shall be made to the address for Payee as set forth in the Joint Development Agreement.

         6. Event of Default.

                  (a) Defined. An "Event of Default" shall be deemed to have occurred upon (i) the Company's failure to pay within twenty (20) days of the due date any amount of principal or interest then due under this Note or (ii) the commencement by or against the Company of any case or proceeding under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the properties of the Company or any of its affiliates. Notwithstanding the preceding sentence, the failure to pay any Prepayment Amount shall not constitute an Event of Default if the Company has not paid such Prepayment Amount because it believes in good faith that a Milestone has not been achieved on or before a Milestone Date or any other date (as described in Section 4(c)) on or before which a Milestone must be achieved in order for a prepayment obligation to arise (any such date, a "Deadline") and the Company provides written notice to Payee's Alliance Management Team member within ten (10) business days of the end of the Due Quarter and, if applicable, any later Deadline for such Milestone, of the reasons why it believes the Milestone has not been met. If it is subsequently determined that such Milestone was met by a Deadline, then the Company shall be obligated to pay the Prepayment Amount on or before the next Payment Date, plus interest calculated at the Late Payment Rate from the date such Prepayment Amount would have been payable until the date paid.

                  (b) Default Remedies. If any Event of Default shall occur and be continuing, Payee may, in its sole discretion and without prejudice to any other right it may have at law or under any other agreement, by ten (10) days' written notice to the Company, declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, unless, in the case of an Event of Default described in clause (i) of Section 6(a), the Company cures such Event of Default by the payment of all amounts of principal and interest then due and payable on or before the last day of such ten (10) day notice period.

                  (c) Costs of Collection. The Company promises to pay all collection costs, including, without limitation, reasonable attorney's fees incurred by the Payee in connection with any Event of Default hereunder or the enforcement of any of the provisions of this Note.

         7. Assignment. This Note shall be binding on the Company and its successors. The Company may only assign this Note upon receipt of the prior written approval of Payee. Payee may not assign or transfer this Note or any rights it may have with respect to this Note and any purported assignment or transfer of this Note or any rights of the Payee hereunder shall be void.

         8. Waiver. The Company hereby waives presentment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and expressly agrees that this Note, and any payment hereunder, may be extended from time to time, but only with the express prior written approval of Payee, without in any way affecting the liability of the Company hereunder.

         9. Governing Law. This Note will be governed by the laws of the State of New York, without reference to the conflicts of law principles thereof. Any proceeding to resolve any dispute relating to this Note shall be commenced in the State of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding under this Note will be tried by a judge without a jury.

         10. Tax Consequences. Payee represents and warrants that it has considered the tax and other ramifications of entering into this Note.

         11. Entire Understanding. This Note and the Joint Development Agreement contain the entire agreement and understanding of the parties regarding the subject matter hereof and supersede all prior or contemporaneous written or oral understandings, agreements or commitments relating to the subject matter of this Note. The waiver of or breach of any term or provision of this Note shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Note. In the event of any conflict between the terms of this Note and the terms of the Joint Development Agreement, the terms of the Joint Development Agreement shall be controlling.

         12. No Oral Modification. No amendment to, or modification of, this Note will be binding unless in writing and signed by duly authorized representatives of both parties.

         13. Notices. All notices required or permitted under this Note shall be made in writing and delivered personally to the Company or Payee at the designated addresses set forth in the Joint Development Agreement, or sent by certified or registered mail, return receipt requested and postage prepaid.

         14. Counterparts. This Note may be executed in counterparts, each of which shall constitute one and the same Note.

         IN WITNESS WHEREOF, the Payee and the Company has duly executed this Note as of the date first above written.

                                        SYNOPSYS, INC.,
                                        a Delaware corporation

                                        By:      /s/ Paul Lipee
                                           ---------------------------
                                        Title:   Secretary
                                              ------------------------

AGREED TO AND ACCEPTED:

PAYEE:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:
   ---------------------------
Title:
      ------------------------

                                   SCHEDULE 1

TEST

                                                                               PREPAYMENT
      QUARTER ENDING              MILESTONE       MILESTONE DATE                 AMOUNT         PAYMENT DATE
      --------------              ---------       --------------                 ------         ------------
March 31, 1996                      T2-96         March 30, 1996                $562,500       April 30, 1996
June 30, 1996                       T4-96         April 30, 1996                $562,500       July 31, 1996
September 30, 1996                  T7-96         September 30, 1996            $562,500       October 31, 1996
December 31, 1996                   T9-96         November 15, 1996             $562,500       January 31, 1997
March 31, 1997                                                                  $500,000       April 30, 1997
June 30, 1997                                                                   $500,000       July 31, 1997
September 30, 1997                                                              $500,000       October 31, 1997
December 31, 1997                                                               $500,000       January 31, 1998
March 31, 1998                                                                  $437,500       April 30, 1998
June 30, 1998                                                                   $437,500       July 31, 1998
September 30, 1998                                                              $437,500       October 31, 1998
December 31, 1998                                                               $437,500       January 31, 1999
March 31, 1999                                                                  $375,000       April 30, 1999
June 30, 1999                                                                   $375,000       July 31, 1999
September 30, 1999                                                              $375,000       October 31, 1999
December 31, 1999                                                               $375,000       January 31, 2000

                                                                  DESIGN PLANNER

                         NON-NEGOTIABLE PROMISSORY NOTE

$7,500,000                                               Dated:  January 1, 1996


         FOR VALUE RECEIVED, Synopsys, Inc., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY, without set-off or counterclaim, to International Business Machines Corporation (the "Payee"), the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), together with interest as set forth below, subject to, and in accordance with, the terms and conditions of the Joint Development and License Agreement Concerning EDA Software and Related Intellectual Property dated as of January 1, 1996 between the Company and Payee (the "Joint Development Agreement").

         1. Principal. Unless earlier prepaid pursuant to Section 4 of this Note or accelerated in accordance with terms and conditions of the Joint Development Agreement, the entire unpaid aggregate principal amount of this Note shall be due and payable, together with all accrued but unpaid interest thereon in accordance with Section 2 below, on January 1, 2006 (the "Maturity Date").

         2. Interest. Interest shall begin to accrue on February 1, 1996. Interest shall be payable to Payee at the rate of three percent (3%) per annum, simple interest. Upon the occurrence and continuance of an Event of Default (as defined in Section 6 below) and for so long as such Event of Default continues, from the date due until the date paid interest shall accrue and be due and payable on the outstanding principal and on any accrued but unpaid interest, but only as to such principal and interest that the Company has failed to pay, at the rate of eighteen (18%) simple interest per annum, or the highest rate allowed by law, whichever is less (such rate, the "Late Payment Rate"). Interest payable under this Note shall be computed on the basis of a three hundred sixty-five (365) day year and shall be due and payable on each January 31, April 30, July 31, and October 31, and on the Maturity Date, commencing on April 30, 1996 (each such date, a "Payment Date").

         3. Payments on Business Days. If the due date of any payment under this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day, and interest shall be payable on any payment so extended for the period of such extension.

         4. Prepayment.

                  (a) Outstanding principal and any accrued interest may be prepaid at any time without penalty. All payments shall first be applied against payment of interest and then against payment of principal.

                  (b) Notwithstanding anything in this Note to the contrary, if a "Milestone" for any calendar quarter (each, a "Quarter") is achieved on or before the date set for its completion (the "Milestone Date" for such Milestone), as determined pursuant to the Joint Development Agreement, the Company shall prepay an amount of principal of this Note equal to the Prepayment Amount for such Quarter on the first Payment Date following the last day of such Quarter. Schedule 1 sets forth Milestones, Milestone Dates, Prepayment Amounts and Payment Dates for each Quarter. The notations under the heading "Milestones" refer to Milestones set forth in Exhibit A of the Joint Development Agreement. Milestones after 1996 will be determined pursuant to the Annual Joint Development Plans provided for in the Joint Development Agreement.

                  (c) If a Milestone for a Quarter (the "Due Quarter") is not achieved on or before its Milestone Date, but is achieved on or before the last day of the Quarter following the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such next Quarter. If such Milestone is not achieved on or before the last day of such next Quarter but is achieved on or before the last day of the second Quarter after the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such second Quarter. If a Milestone is not achieved on or before the end of such second Quarter, then there will be no Prepayment Amount for such Milestone and the principal amount that would have been prepaid shall be paid on the Maturity Date in accordance with the other provisions of this Note.

         5. Manner of Payment. All payments hereunder shall be made in lawful money of the United States of America at such place and to such account as Payee from time to time shall designate in a written notice to the Company. In the absence of any such designation, all such payments shall be made to the address for Payee as set forth in the Joint Development Agreement.

         6. Event of Default.

                  (a) Defined. An "Event of Default" shall be deemed to have occurred upon (i) the Company's failure to pay within twenty (20) days of the due date any amount of principal or interest then due under this Note or (ii) the commencement by or against the Company of any case or proceeding under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the properties of the Company or any of its affiliates. Notwithstanding the preceding sentence, the failure to pay any Prepayment Amount shall not constitute an Event of Default if the Company has not paid such Prepayment Amount because it believes in good faith that a Milestone has not been achieved on or before a Milestone Date or any other date (as described in Section 4(c)) on or before which a Milestone must be achieved in order for a prepayment obligation to arise (any such date, a "Deadline") and the Company provides written notice to Payee's Alliance Management Team member within ten (10) business days of the end of the Due Quarter and, if applicable, any later Deadline for such Milestone, of the reasons why it believes the Milestone has not been met. If it is subsequently determined that such Milestone was met by a Deadline, then the Company shall be obligated to pay the Prepayment Amount on or before the next Payment Date, plus interest calculated at the Late Payment Rate from the date such Prepayment Amount would have been payable until the date paid.

                  (b) Default Remedies. If any Event of Default shall occur and be continuing, Payee may, in its sole discretion and without prejudice to any other right it may have at law or under any other agreement, by ten (10) days' written notice to the Company, declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, unless, in the case of an Event of Default described in clause (i) of Section 6(a), the Company cures such Event of Default by the payment of all amounts of principal and interest then due and payable on or before the last day of such ten (10) day notice period.

                  (c) Costs of Collection. The Company promises to pay all collection costs, including, without limitation, reasonable attorney's fees incurred by the Payee in connection with any Event of Default hereunder or the enforcement of any of the provisions of this Note.

         7. Assignment. This Note shall be binding on the Company and its successors. The Company may only assign this Note upon receipt of the prior written approval of Payee. Payee may not assign or transfer this Note or any rights it may have with respect to this Note and any purported assignment or transfer of this Note or any rights of the Payee hereunder shall be void.

         8. Waiver. The Company hereby waives presentment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and expressly agrees that this Note, and any payment hereunder, may be extended from time to time, but only with the express prior written approval of Payee, without in any way affecting the liability of the Company hereunder.

         9. Governing Law. This Note will be governed by the laws of the State of New York, without reference to the conflicts of law principles thereof. Any proceeding to resolve any dispute relating to this Note shall be commenced in the State of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding under this Note will be tried by a judge without a jury.

         10. Tax Consequences. Payee represents and warrants that it has considered the tax and other ramifications of entering into this Note.

         11. Entire Understanding. This Note and the Joint Development Agreement contain the entire agreement and understanding of the parties regarding the subject matter hereof and supersede all prior or contemporaneous written or oral understandings, agreements or commitments relating to the subject matter of this Note. The waiver of or breach of any term or provision of this Note shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Note. In the event of any conflict between the terms of this Note and the terms of the Joint Development Agreement, the terms of the Joint Development Agreement shall be controlling.

         12. No Oral Modification. No amendment to, or modification of, this Note will be binding unless in writing and signed by duly authorized representatives of both parties.

         13. Notices. All notices required or permitted under this Note shall be made in writing and delivered personally to the Company or Payee at the designated addresses set forth in the Joint Development Agreement, or sent by certified or registered mail, return receipt requested and postage prepaid.

         14. Counterparts. This Note may be executed in counterparts, each of which shall constitute one and the same Note.

         IN WITNESS WHEREOF, the Payee and the Company has duly executed this Note as of the date first above written.

                                        SYNOPSYS, INC.,
                                        a Delaware corporation

                                        By:      /s/ Paul Lipee
                                           ---------------------------
                                        Title:   Secretary
                                              ------------------------

AGREED TO AND ACCEPTED:

PAYEE:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:
   ---------------------------
Title:
      ------------------------

                                                    SCHEDULE 1

DESIGN PLANNER

                                                                               PREPAYMENT
      QUARTER ENDING              MILESTONE       MILESTONE DATE                 AMOUNT        PAYMENT DATE
      --------------              ---------       --------------                 ------        ------------
March 31, 1996                     DP2-96         February 29, 1996             $562,500       April 30, 1996
June 30, 1996                      DP5-96         May 30, 1996                  $562,500       July 31, 1996
September 30, 1996                 DP9-96         September 30, 1996            $562,500       October 31, 1996
December 31, 1996                  DP11-96        October 30, 1996              $562,500       January 31, 1997
March 31, 1997                                                                  $500,000       April 30, 1997
June 30, 1997                                                                   $500,000       July 31, 1997
September 30, 1997                                                              $500,000       October 31, 1997
December 31, 1997                                                               $500,000       January 31, 1998
March 31, 1998                                                                  $437,500       April 30, 1998
June 30, 1998                                                                   $437,500       July 31, 1998
September 30, 1998                                                              $437,500       October 31, 1998
December 31, 1998                                                               $437,500       January 31, 1999
March 31, 1999                                                                  $375,000       April 30, 1999
June 30, 1999                                                                   $375,000       July 31, 1999
September 30, 1999                                                              $375,000       October 31, 1999
December 31, 1999                                                               $375,000       January 31, 2000

                                                                            NGSS

                         NON-NEGOTIABLE PROMISSORY NOTE

$7,500,000                                               Dated:  January 1, 1996


         FOR VALUE RECEIVED, Synopsys, Inc., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY, without set-off or counterclaim, to International Business Machines Corporation (the "Payee"), the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), together with interest as set forth below, subject to, and in accordance with, the terms and conditions of the Joint Development and License Agreement Concerning EDA Software and Related Intellectual Property dated as of January 1, 1996 between the Company and Payee (the "Joint Development Agreement").

         1. Principal. Unless earlier prepaid pursuant to Section 4 of this Note or accelerated in accordance with terms and conditions of the Joint Development Agreement, the entire unpaid aggregate principal amount of this Note shall be due and payable, together with all accrued but unpaid interest thereon in accordance with Section 2 below, on January 1, 2006 (the "Maturity Date").

         2. Interest. Interest shall begin to accrue on February 1, 1996. Interest shall be payable to Payee at the rate of three percent (3%) per annum, simple interest. Upon the occurrence and continuance of an Event of Default (as defined in Section 6 below) and for so long as such Event of Default continues, from the date due until the date paid interest shall accrue and be due and payable on the outstanding principal and on any accrued but unpaid interest, but only as to such principal and interest that the Company has failed to pay, at the rate of eighteen (18%) simple interest per annum, or the highest rate allowed by law, whichever is less (such rate, the "Late Payment Rate"). Interest payable under this Note shall be computed on the basis of a three hundred sixty-five (365) day year and shall be due and payable on each January 31, April 30, July 31, and October 31, and on the Maturity Date, commencing on April 30, 1996 (each such date, a "Payment Date").

         3. Payments on Business Days. If the due date of any payment under this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day, and interest shall be payable on any payment so extended for the period of such extension.

         4. Prepayment.

                  (a) Outstanding principal and any accrued interest may be prepaid at any time without penalty. All payments shall first be applied against payment of interest and then against payment of principal.

                  (b) Notwithstanding anything in this Note to the contrary, if a "Milestone" for any calendar quarter (each, a "Quarter") is achieved on or before the date set for its completion (the "Milestone Date" for such Milestone), as determined pursuant to the Joint Development Agreement, the Company shall prepay an amount of principal of this Note equal to the Prepayment Amount for such Quarter on the first Payment Date following the last day of such Quarter. Schedule 1 sets forth Milestones, Milestone Dates, Prepayment Amounts and Payment Dates for each Quarter. The notations under the heading "Milestones" refer to Milestones set forth in Exhibit A of the Joint Development Agreement. Milestones after 1996 will be determined pursuant to the Annual Joint Development Plans provided for in the Joint Development Agreement.

                  (c) If a Milestone for a Quarter (the "Due Quarter") is not achieved on or before its Milestone Date, but is achieved on or before the last day of the Quarter following the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such next Quarter. If such Milestone is not achieved on or before the last day of such next Quarter but is achieved on or before the last day of the second Quarter after the Due Quarter, then the Prepayment Amount for such Milestone shall be paid on the first Payment Date following such second Quarter. If a Milestone is not achieved on or before the end of such second Quarter, then there will be no Prepayment Amount for such Milestone and the principal amount that would have been prepaid shall be paid on the Maturity Date in accordance with the other provisions of this Note.

         5. Manner of Payment. All payments hereunder shall be made in lawful money of the United States of America at such place and to such account as Payee from time to time shall designate in a written notice to the Company. In the absence of any such designation, all such payments shall be made to the address for Payee as set forth in the Joint Development Agreement.

         6. Event of Default.

                  (a) Defined. An "Event of Default" shall be deemed to have occurred upon (i) the Company's failure to pay within twenty (20) days of the due date any amount of principal or interest then due under this Note or (ii) the commencement by or against the Company of any case or proceeding under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the properties of the Company or any of its affiliates. Notwithstanding the preceding sentence, the failure to pay any Prepayment Amount shall not constitute an Event of Default if the Company has not paid such Prepayment Amount because it believes in good faith that a Milestone has not been achieved on or before a Milestone Date or any other date (as described in Section 4(c)) on or before which a Milestone must be achieved in order for a prepayment obligation to arise (any such date, a "Deadline") and the Company provides written notice to Payee's Alliance Management Team member within ten (10) business days of the end of the Due Quarter and, if applicable, any later Deadline for such Milestone, of the reasons why it believes the Milestone has not been met. If it is subsequently determined that such Milestone was met by a Deadline, then the Company shall be obligated to pay the Prepayment Amount on or before the next Payment Date, plus interest calculated at the Late Payment Rate from the date such Prepayment Amount would have been payable until the date paid.

                  (b) Default Remedies. If any Event of Default shall occur and be continuing, Payee may, in its sole discretion and without prejudice to any other right it may have at law or under any other agreement, by ten (10) days' written notice to the Company, declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, unless, in the case of an Event of Default described in clause (i) of Section 6(a), the Company cures such Event of Default by the payment of all amounts of principal and interest then due and payable on or before the last day of such ten (10) day notice period.

                  (c) Costs of Collection. The Company promises to pay all collection costs, including, without limitation, reasonable attorney's fees incurred by the Payee in connection with any Event of Default hereunder or the enforcement of any of the provisions of this Note.

         7. Assignment. This Note shall be binding on the Company and its successors. The Company may only assign this Note upon receipt of the prior written approval of Payee. Payee may not assign or transfer this Note or any rights it may have with respect to this Note and any purported assignment or transfer of this Note or any rights of the Payee hereunder shall be void.

         8. Waiver. The Company hereby waives presentment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and expressly agrees that this Note, and any payment hereunder, may be extended from time to time, but only with the express prior written approval of Payee, without in any way affecting the liability of the Company hereunder.

         9. Governing Law. This Note will be governed by the laws of the State of New York, without reference to the conflicts of law principles thereof. Any proceeding to resolve any dispute relating to this Note shall be commenced in the State of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding under this Note will be tried by a judge without a jury.

         10. Tax Consequences. Payee represents and warrants that it has considered the tax and other ramifications of entering into this Note.

         11. Entire Understanding. This Note and the Joint Development Agreement contain the entire agreement and understanding of the parties regarding the subject matter hereof and supersede all prior or contemporaneous written or oral understandings, agreements or commitments relating to the subject matter of this Note. The waiver of or breach of any term or provision of this Note shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Note. In the event of any conflict between the terms of this Note and the terms of the Joint Development Agreement, the terms of the Joint Development Agreement shall be controlling.

         12. No Oral Modification. No amendment to, or modification of, this Note will be binding unless in writing and signed by duly authorized representatives of both parties.

         13. Notices. All notices required or permitted under this Note shall be made in writing and delivered personally to the Company or Payee at the designated addresses set forth in the Joint Development Agreement, or sent by certified or registered mail, return receipt requested and postage prepaid.

         14. Counterparts. This Note may be executed in counterparts, each of which shall constitute one and the same Note.

         IN WITNESS WHEREOF, the Payee and the Company has duly executed this Note as of the date first above written.

                                        SYNOPSYS, INC.,
                                        a Delaware corporation

                                        By:      /s/ Paul Lipee
                                           ---------------------------
                                        Title:   Secretary
                                              ------------------------

AGREED TO AND ACCEPTED:

PAYEE:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:
   ---------------------------
Title:
      ------------------------

                                   SCHEDULE 1

NGSS

                                                                            PREPAYMENT
      QUARTER ENDING              MILESTONE            MILESTONE DATE         AMOUNT           PAYMENT DATE
      --------------              ---------            --------------         ------           ------------
March 31, 1996                     NG1-96              March 30, 1996        $562,500          April 30, 1996
June 30, 1996                      NG2-96              June 30, 1996         $562,500          July 31, 1996
September 30, 1996                 NG3-96              August 15, 1996       $562,500          October 31, 1996
December 31, 1996            *To be set as part                              $562,500          January 31, 1997
                                 of NG3-96's
                                 completion

March 31, 1997                                                               $500,000          April 30, 1997
June 30, 1997                                                                $500,000          July 31, 1997
September 30, 1997                                                           $500,000          October 31, 1997
December 31, 1997                                                            $500,000          January 31, 1998
March 31, 1998                                                               $437,500          April 30, 1998
June 30, 1998                                                                $437,500          July 31, 1998
September 30, 1998                                                           $437,500          October 31, 1998
December 31, 1998                                                            $437,500          January 31, 1999
March 31, 1999                                                               $375,000          April 30, 1999
June 30, 1999                                                                $375,000          July 31, 1999
September 30, 1999                                                           $375,000          October 31, 1999
December 31, 1999                                                            $375,000          January 31, 2000

                                    EXHIBIT C

                      EQUIPMENT AND PROGRAM LOAN AGREEMENT

[IBM LOGO]
                                                          [GRAPHIC OF HANDSHAKE]
EQUIPMENT AND PROGRAM LOAN AGREEMENT
--------------------------------------------------------------------------------

If you have signed the IBM Customer Agreement, its Attachment for Trial or Loan of Products should be used in place of this Agreement.

The Recipient (you) and International Business Machines Corporation (IBM) agree that the following terms and conditions apply when IBM loans you equipment and programs including associated user manuals and similar documentation (Loaned Items). Loaned Items may also be referred to as Loaned Equipment or Loaned Programs, as applicable.

1.   ASSOCIATED CONTRACT DOCUMENTS

     The Attachment to this Agreement (Attachment) lists the Loaned Items and specifies any additional terms and conditions. A revised Attachment sets forth any additions or deletions to the listed Loaned Items and any changes to the terms and conditions. Your continued use of the Loaned Items or acceptance of additional Loaned Items after your receipt of a revised Attachment will constitute your acceptance of such revised Attachment.

     When the loan is made in conjunction with a referenced Agreement, IBM will specify the Reference Agreement Number. In this event, the referenced Agreement will describe the purpose of the loan. Otherwise, the purpose of the loan is specified below (Purpose of Loan).

2.   TERM AND TERMINATION

     This Agreement ends on the earliest of 1) the specified Agreement Expiration Date, 2) the date this Agreement is terminated in accordance with this Section, or 3) the date the referenced Agreement, if any, is terminated. The Agreement Expiration Date may only be extended by IBM's issuance and your acceptance of a revised Attachment specifying such later date.

     You may terminate this Agreement by providing written notice to IBM. If you fail to meet any of your obligations under this Agreement or the referenced Agreement, IBM may terminate this Agreement by giving written notice to you, indicating the effective date of termination.

3.   LOAN PERIOD

     IBM will provide the Loaned Items to you on or about the Estimated Delivery Date(s) specified in the Attachment. IBM provides this Estimated Delivery Date(s) to you for planning purposes only. The Loan Period for each Loaned Item will extend from the actual date IBM delivers the Loaned Item(s) to you, until the earliest of:

     a) the applicable Return Date specified in the Attachment or revised Return Date specified in a revised Attachment;

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     PAGES 2 AND 3 AND ___ ATTACHMENT PAGE(S) ARE ALSO PART OF THIS AGREEMENT.
The parties acknowledge that they have read this Agreement, understand it, and agree to be bound by its terms and conditions. Further, they agree that the complete and exclusive statement of the agreement between the parties relating to the Loaned Items provided hereunder consists of 1) this Agreement, 2) its Attachment(s) and 3) the referenced Agreement, if any, including those effective in the future. This statement of the agreement supersedes all proposals or other prior agreements, oral or written, and all other communications between the parties relating to the Loaned Items provided hereunder.

International Business Machines Corporation   Recipient's name:
Armonk, New York 10504

By:________________________________________   By:_______________________________
             Authorized Signature                     Authorized Signature

Name (type or print)                          Name (type or print)

Date:                                         Date:

This Agreement number: XXXXXXX                Reference Agreement number:

IBM Office number: N/A                        Recipient's Customer number:

IBM Office address:                           Recipient's Address
         IBM Microelectronics
         1000 River Street
         Essex Junction, Vermont 05452
Agreement Expiration Date:

Purpose of Loan (To be completed only if no referenced Agreement):



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     b)   the date you acquire i) title to the Loaned Equipment or ii)
          continuing license to the Loaned Program, should such acquisition or licensing be available to you under Section 13; or

     c)   the date this Agreement ends.

4.   AUTHORIZED USE

     IBM provides Loaned Items to you solely for use in accordance with the terms of this Agreement and for the purpose(s) described either in this Agreement or in the referenced Agreement (Authorized Use). You may not use the Loaned Items for any other purposes.

5.   OWNERSHIP AND LICENSE

     IBM or a third party retains title to all Loaned Items. You may not transfer Loaned Items to anyone else. For Loaned Programs which are not subject to another supplier's or publisher's license agreement, IBM grants you a license to use, store, modify and make sufficient copies to support your Authorized Use under this Agreement. Such copies will be deemed to be Loaned Items. For Loaned Programs which are subject to another supplier's or publisher's license agreement, however, the terms and conditions of that supplier or publisher are passed to you through IBM. Such terms and conditions will be shipped with the Loaned Program. Any authorized copies made by you will be deemed to be Loaned Items.

6.   LICENSED INTERNAL CODE

     If the Loaned Equipment contains Licensed Internal Code (Code), so identified by IBM, IBM grants you a license only to execute such Code to enable the Loaned Equipment to perform in accordance with IBM's official published specifications. You may not reverse assemble, reverse compile, decode, translate, or make any other copies of the Code. You must return the original copy of the Code to IBM at the conclusion of the Loan Period.

7.   DELIVERY AND INSTALLATION

     IBM will deliver the Loaned Items to the location(s) specified in the Attachment.

     You will 1) set-up all Loaned Equipment IBM designates as Customer Set-Up,
2) install all non-IBM equipment and 3) Install all Loaned Programs.

     IBM will be responsible for the installation of all other Loaned Items. Installation by IBM will be during IBM's normal business hours.

8.   RISK OF LOSS OR DAMAGE

     IBM relieves you of the risk of loss of, or damage to, all Loaned Items, except for loss or damage resulting from your breach of this Agreement including use other than Authorized Use.

9.   SECURITY

     You will provide, at no cost to IBM, adequate security to protect the Loaned Items from theft, damage or misuse.

     You will use reasonable care in the use of all Loaned Items. you will provide an operating environment for the Loaned Items consistent with the related user documentation.

     You will keep the Loaned Items at the location(s) specified in the Attachment. You will not move the Loaned Items to another location without IBM's prior written approval.

10.  SERVICE AND SUPPORT

     IBM will use reasonable efforts to provide or arrange for service and support to cause the Loaned Items to operate in accordance with applicable published specifications.

     You will permit IBM personnel full, free and safe access to your facilities, during normal business hours, for the purpose of inspection, preventive maintenance service or remedial maintenance service.

11.  ALTERATIONS AND ATTACHMENTS

     An alteration to Loaned Equipment may be made only upon IBM's prior written approval. An attachment to Loaned Equipment may be made without notice to IBM.

     You will remove any alteration or attachment and restore Loaned Equipment to its unaltered condition before its return to IBM or upon IBM's notice to you that the alteration or attachment creates a safety hazard or renders maintenance of the Loaned Equipment impractical.

12.  CHANGES

     IBM may make substitutions for Loaned Items or may provide additional items to you during the term of the Agreement. Such additions or deletions will be specified in a revised Attachment.

13.  DISPOSITION OF LOANED ITEMS

Return to IBM

     You will return the Loaned Equipment to IBM at the end of the Loan Period, except as may be provided for in this Section. You will return the Loaned Equipment to IBM in the same condition as when delivered to you, reasonable wear and tear excepted.

     You will return the original and all copies of the Loaned Programs at the end of the Loan Period, except as may be provided for in this Section.

     You will permit IBM personnel access during IBM's normal business hours to allow IBM to remove the Loaned Items. Acquisition and Continued Licensing

     IBM will determine the availability of Loaned Equipment for your acquisition and Loaned Programs for your continued licensing beyond the applicable Loan Period. You must inform IBM, prior to the end of the applicable Loan Period, of your interest in the acquisition of specific Loaned Equipment or the continued licensing of specific Loaned Programs. IBM will then notify you in writing either 1) of the terms and conditions under which you may acquire such Loaned Equipment or continue to license such Loaned Programs or 2) that the Loaned Items are not available for acquisition or continued licensing.

     Purchase of Loaned Equipment will be governed by the provisions of the IBM Customer Agreement and its applicable Attachments (or any equivalent agreement signed by both of us).

     Continued licensing of Loaned Programs will be governed by the provisions of the applicable IBM license agreement or another supplier's or publisher's


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license agreement. IBM will identify to you the applicable agreement which governs such licensing.

14.  DISCLAIMER OF WARRANTY

     IBM PROVIDES LOANED ITEMS ON AN "AS IS" BASIS. IBM MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH ITEMS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

15.  PATENTS AND COPYRIGHTS

     If the operation of a Loaned Item becomes, or IBM believes is likely to become, the subject of a claim that infringes a patent or copyright in the United States or Puerto Rico, you will permit IBM, at its option and expense, either to secure the right for you to continue using the Loaned Item or to replace or modify it so that it becomes noninfringing. However, if neither of the foregoing alternatives is available on terms which are reasonable in IBM's judgment, you will return the Loaned Item upon IBM's written request.

     IBM will have no obligation with respect to any such claim based upon your modification of IBM equipment, programs or programming or their combination, operation or use with any non-IBM apparatus, data or programs.

     IBM will not have any liability regarding patent or copyright infringement for non-IBM Loaned Items.

     This Section states IBM's entire obligation to you regarding infringement or the like.

16.  CONFIDENTIAL INFORMATION

     The parties agree that all information exchanged hereunder will be nonconfidential. If the loan requires the exchange of confidential information or includes an unannounced IBM product, such loan will also require that you and IBM enter into a separate confidentiality agreement.

17.  LIMITATION OF REMEDIES

     IBM's entire liability and your exclusive remedy for actual damages from any cause whatsoever relating to the subject matter of this Agreement will be limited to the amount of the actual loss or damage, up to the greater of $100,000 or the charges for the Loaned Item that is the subject of the claim. This limitation will apply, except as otherwise stated in this Section, regardless of the form of action, whether in contract or in tort, including negligence. This limitation will not apply to claims by you for bodily injury or damage to real property or tangible personal property for which IBM is legally liable.

     In no event will IBM be liable for any lost profits, lost savings, incidental damages, or other economic consequential damages, even if IBM has been advised of the possibility of such damages. In addition, IBM will not be liable for any damages claimed by you based on any third party claim.

     In no event will IBM be liable for any damages caused by your failure to perform your responsibilities.

18.  GENERAL

     You may not assign this Agreement without IBM's prior written consent. Any attempted assignment without such consent is void.

     Loaned Items are to be installed only in the United States and Puerto Rico.

     IBM will pay normal transportation charges, both from and to IBM-designated locations, for each Loaned Item. You will pay any rigging charges. You will furnish all labor for unpacking and packing except as IBM otherwise specifies or when performed at an IBM-designated location.

     IBM may provide services described in this Agreement by using IBM-selected independent contractors.

     Neither party is responsible for failure to fulfill its obligations under this Agreement due to causes beyond its control.

     Neither party may bring an action, regardless of form, arising out of this Agreement more than two years after the cause of action arose.

     In the event of the termination or expiration of this Agreement, the provisions of this Agreement which by their nature extend beyond the expiration or termination of this Agreement shall remain in effect beyond such expiration or termination until fulfilled.

     If there is a conflict between this Agreement and an Attachment, the terms and conditions of the Attachment will prevail. Except as modified by an Attachment, the terms of this Agreement remain in full force and effect. The terms of any Attachment not inconsistent with a subsequent Attachment remain in full force and effect.

     The laws of the State of New York govern this Agreement.




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                                    EXHIBIT D
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                                 DESIGN CENTERS


[ * * * ]




* * * Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT E

                        CERTIFIED PUBLIC ACCOUNTING FIRMS


-Arthur Anderson

-KPMG, Inc.

-Deloitte & Touche

-Ernst & Young